                                    FORM N-14

    As filed with the Securities and Exchange Commission on November 19, 2001
                        Securities Act File No. __-_____

              -----------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-14
          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 / X /
                         Pre-Effective Amendment No. / /

                        Post-Effective Amendment No. / /

                            BNY HAMILTON FUNDS, INC.
               (Exact Name of Registrant as Specified in Charter)
                                3435 Stelzer Road
                            Columbus, Ohio 43219-3035

               (Address of Principal Executive Offices) (Zip Code)

                                 (614) 470-8000
                  (Registrant's Area Code and Telephone Number)

                                   Lisa Hurley
                                3435 Stelzer Road
                            Columbus, Ohio 43219-3035
                     (Name and Address of Agent for Service)

                                 With copies to:

John E. Baumgardner, Jr., Esq.         Steven R. Howard, Esq.
Sullivan & Cromwell                    Paul, Weiss, Rifkind, Wharton & Garrison
125 Broad Street                       1285 Avenue of the Americas
New York, NY 10004                     New York, NY 10019
                            ------------------------

                  Approximate Date of Proposed Public Offering:
   As soon as practicable after this Registration Statement becomes effective.
              -----------------------------------------------------

  REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS
     MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION
   STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a)
    OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL
                 BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION
              ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

                ------------------------------------------------
               Title of Securities Being Registered: Common Stock,
              $0.001 par value per share. No filing fee is required
                   because an indefinite number of shares have
                previously been registered pursuant to Rule 24f-2
                    under the Investment Company Act of 1940,
                                   as amended.

This Registration Statement contains the following pages and documents:

         Front Cover

         Contents Page

         Letter to Shareholders

         Notice of Special Meeting

         Part A - Joint Proxy Statement/Prospectus

         Part B - Statement of Additional Information

         Part C - Other Information

         Signature Page

         Exhibits

                            BNYIA MUTUAL FUNDS TRUST
                       (formerly HSBC Mutual Funds Trust)

                                Fixed Income Fund
                             Growth and Income Fund
                           New York Tax-Free Bond Fund

                                3435 Stelzer Road
                              Columbus, Ohio 43219
                                 (800) 634-2536
                                December 19, 2001

Dear Shareholder:

         The Board of Trustees of BNYIA Mutual Funds Trust (formerly HSBC Mutual Funds Trust) (the "Trust") has called Special Meetings (the "Special Meetings") of Shareholders of the Fixed Income Fund, Growth and Income Fund and New York Tax-Free Bond Fund (collectively, the "Acquired Funds"), each a series of the Trust, scheduled to be held at 10:00 a.m., local time, on January 22, 2001 at the offices of the Trust at 3435 Stelzer Road Columbus, Ohio 43219.

         The Board of Trustees of the Trust has approved a reorganization of each of the Acquired Funds into a corresponding series of BNY Hamilton Funds, Inc. (each such fund listed below being a "Successor Fund"), which are managed by The Bank of New York (each transaction being a "Reorganization"). The following Reorganizations have been approved:

                  Acquired Fund                                              Successor Fund
                  -------------                                              --------------
                Fixed Income Fund                           BNY Hamilton Intermediate Investment Grade Fund
             Growth and Income Fund                                 BNY Hamilton Equity Income Fund
           New York Tax-Free Bond Fund                     BNY Hamilton Intermediate New York Tax-Exempt Fund

         If approved by shareholders, you would become a shareholder of the Successor Funds on the date that the Reorganization occurs. Each Successor Fund has investment objectives and policies that are similar to those of the corresponding Acquired Fund. As a result of the proposed Reorganization, you will receive Investor Shares of the Successor Fund corresponding to your shares of the Acquired Fund.

         You are being asked to vote to approve an Agreement and Plan of Reorganization for your Acquired Fund. The accompanying document describes the proposed transactions and compares the policies and expenses of each of the Funds for your evaluation.

         AFTER CAREFUL CONSIDERATION, THE BOARD OF TRUSTEES OF YOUR ACQUIRED FUND UNANIMOUSLY APPROVED THIS PROPOSAL AND RECOMMENDED SHAREHOLDERS VOTE "FOR" THE PROPOSAL.

         A Joint Proxy Statement/Prospectus that describes the Reorganization is enclosed. We hope that you can attend the Special Meetings in person; however, we urge you in any event to vote your shares by completing and returning the enclosed proxy card in the envelope provided or by voting over the Internet or by telephone at your earliest convenience.

         YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. IN ORDER TO AVOID THE ADDED COST OF FOLLOW-UP SOLICITATIONS AND POSSIBLE

         ADJOURNMENTS, PLEASE TAKE A FEW MINUTES TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND CAST YOUR VOTE. IT IS IMPORTANT THAT YOUR VOTE BE RECEIVED NO LATER THAN JANUARY 15, 2001.

         The Trust is using Georgeson Shareholder Communications Inc., a professional proxy solicitation firm, to assist shareholders in the voting process. As the date of the Special Meetings approaches, if we have not already heard from you, you may receive a telephone call from Georgeson Shareholder Communications Inc. reminding you to exercise your right to vote.

         We appreciate your participation and prompt response in this matter and thank you for your continued support.

                           Sincerely,

                           Harald Paumgarten
                           Chairman of the Board

                                                               December 19, 2001

                            BNYIA MUTUAL FUNDS TRUST
                       (formerly HSBC Mutual Funds Trust)

                      Important News For Fund Shareholders

         While we encourage you to read the full text of the enclosed Joint Proxy Statement/Prospectus, here is a brief overview of the proposal you are being asked to vote on.

                          Q & A: QUESTIONS AND ANSWERS

Q:                  WHAT IS HAPPENING?

A: After the merger of HSBC Bank and Republic National Bank of New York, the Board of Trustees of your fund and HSBC Asset Management (Americas), Inc. ("HSBC Asset Management"), the previous advisor to the Fixed Income Fund, the Growth and Income Fund and the New York Tax-Free Bond Fund (each an "Acquired Fund") discussed a possible combination of the Acquired Funds with the Republic Funds. After being unable to reach an agreement to do so, HSBC Asset Management suggested resigning from its position as investment advisor to the Acquired Funds. After discussion with the Board of Trustees, the Board of Trustees and HSBC Asset Management agreed that HSBC Asset Management would resign as investment advisor to the Acquired Funds, and the Board of Trustees accepted the resignation, which became effective on September 29, 2001.

                    The Board of Trustees considered several candidates for replacement investment advisory services, and in light of all the facts and circumstances, including the pending resignation of HSBC Asset Management, the Board of Trustees unanimously agreed that The Bank of New York presented the best opportunity to enhance shareholder value for the Acquired Fund shareholders. On September 28, 2001, the Board of Trustees approved an interim advisory agreement with The Bank of New York. Pursuant to the applicable rules and regulations under the Investment Company Act of 1940, as amended, this interim advisory agreement will expire 150 days from September 29, 2001, or February 26, 2002. The Board of Trustees believes that The Bank of New York will offer Acquired Fund shareholders the same level of service as was provided by HSBC Asset Management.

                    To reduce confusion in the marketplace by eliminating multiple, similar funds advised by the same investment advisor, The Bank of New York is proposing to combine the assets of the Fixed Income Fund, the Growth and Income Fund, and the New York Tax-Free Bond Fund with the BNY Hamilton Intermediate Investment Grade Fund, the BNY Hamilton Equity Income Fund and the BNY Hamilton Intermediate New York Tax-Exempt Fund, respectively, with each of these BNY Hamilton Funds (the "Successor Funds") surviving the acquisition. The Bank of New York also advises the Successor Funds.

                    You are being asked to vote on an Agreement and Plan of Reorganization (the "Plan") for the assets and liabilities of your Acquired Fund to be acquired by the Successor Fund in a tax-free exchange of shares (the "Reorganization"). If the Plan is approved and the Reorganization completed, you would no longer be a shareholder of your Acquired Fund, but would become a shareholder of the corresponding Successor Fund.

Q: WHAT ARE THE DIFFERENCES BETWEEN MY ACQUIRED FUND AND THE CORRESPONDING SUCCESSOR FUND?

A:                  The Reorganization is not expected to result in any material changes to the investment philosophy or operations of your Acquired Fund, since the corresponding Successor Fund has a similar investment objective and similar investment limitations as compared to your Acquired Fund. There are some differences however. The BNY Hamilton Intermediate Investment Grade Fund and the BNY Hamilton Intermediate New York Tax-Exempt Fund are both intermediate in focus, which means that they generally invest in bonds with maturities between 3 and 10 years. The Fixed Income Fund and the New York Tax-Free Bond Fund do not have such a focus.

                    Also, the BNY Hamilton Intermediate New York Tax-Exempt Fund is non-diversified, while the New York Tax-Exempt Fund is diversified. A non-diversified fund may be more susceptible to adverse economic, political or regulatory developments affecting a single issuer than would be the case if the fund were diversified.

Q:                  WILL THE FEES ASSESSED TO SHAREHOLDERS INCREASE?

A: Average annual operating expenses for all classes of the Acquired Funds will be lower following the proposed Reorganization than their expenses have been historically. Since September 29, 2001, when it became the interim investment advisor to the Acquired Funds, The Bank of New York has maintained the expense ratios of the Acquired Funds at levels significantly lower than historical expenses. As compared to the expense levels of the Acquired Funds as currently maintained by The Bank of New York, the average annual operating expenses for Class A shareholders of the Acquired Funds will increase slightly, and there will be a smaller decrease in average annual operating expenses for Class B and Class C shareholders, after completion of the proposed Reorganization. However, the reduced expense ratios currently enjoyed by the Acquired Funds are only temporary, and the arrangement will expire on the earlier to occur of the termination of The Bank of New York's interim advisory agreement (no later than February 26, 2001) or the completion of the Reorganization.

Q:                  WHAT ARE THE BENEFITS OF THE TRANSACTION?

A: The Board members of your Acquired Fund believe that you may benefit from the proposed Reorganization, in part, because it will result in a single larger fund and will eliminate confusion in the marketplace associated with there being two similar funds managed by the same investment advisor. The proposed Reorganization may result in efficiencies due to a larger asset base. The following pages give you additional information on the proposed Reorganization on which you are being asked to vote.

Q:                  WILL I INCUR TAXES AS A RESULT OF THE TRANSACTION?

A: For federal income tax purposes, no gain or loss will be recognized by the shareholders of the Acquired Fund as a result of the Reorganization. For a more detailed discussion of the federal income tax consequences, see page [23] under "Tax Considerations."

Q:                  WHAT HAPPENS IF THE PLAN IS NOT APPROVED?

A: In the event the Plan is not approved, you will continue to be a shareholder of your Acquired Fund and the Board will consider other possible courses of action available to it, including the liquidation of your Acquired Fund.

Q:                  HOW DO THE BOARD MEMBERS OF MY ACQUIRED FUND RECOMMEND THAT
                    I VOTE?

A: AFTER CAREFUL CONSIDERATION, THE BOARD OF TRUSTEES OF YOUR ACQUIRED FUND, INCLUDING THOSE TRUSTEES WHO ARE NOT AFFILIATED WITH THE FUND OR THE ADVISOR, UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR THE PROPOSAL.

Q:                  WHOM DO I CALL FOR MORE INFORMATION?

A:                  Please call Georgeson Shareholder Communications Inc., your
                    Acquired Fund's proxy solicitor, at (212) 805-7187, attn:
                    Tom Nader.
Q:                  HOW CAN I VOTE MY SHARES?

A: Please choose one of the following options to vote your shares:

                         .    By mail, with the enclosed proxy card;

                         . By telephone, with a toll-free call to the telephone number that appears on your proxy card or, if no toll-free telephone number appears on your proxy card, to Georgeson Shareholder Communications Inc., the proxy solicitor, at [_];

                         . Through the Internet, by using the Internet address located on your proxy card and following the instructions on the site; or

                         .    In person at the special meeting.

Q:                   WILL MY ACQUIRED FUND PAY FOR THIS PROXY SOLICITATION?

A:                   No.  The Bank of New York will bear these costs.

                            BNYIA Mutual Funds Trust
                       (formerly HSBC Mutual Funds Trust)
                                3435 Stelzer Road
                              Columbus, Ohio 43219
                                 (800) 634-2536

                  NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF:

                             GROWTH AND INCOME FUND
                                FIXED INCOME FUND
                           NEW YORK TAX-FREE BOND FUND

                         SCHEDULED FOR JANUARY 22, 2002

To the Shareholder:

         Special Meetings of Shareholders of the Fixed Income Fund, the Growth and Income Fund and the New York Tax-Free Bond Fund (each, an "Acquired Fund" and collectively, the "Acquired Funds"), each a series of BNYIA Mutual Funds Trust (formerly HSBC Mutual Funds Trust) (the "Trust") are scheduled for January 22, 2002 at 10:00 a.m., local time, at the offices of the Trust at 3435 Stelzer Road Columbus, Ohio 43219 (the "Special Meetings").

         At the Special Meetings, you will be asked to consider and approve the following:

         1.  FIXED INCOME FUND SHAREHOLDERS ONLY:

         To approve an Agreement and Plan of Reorganization for the Fixed Income Fund providing for (a) the transfer of all of its assets to BNY Hamilton Intermediate Investment Grade Fund (the "Intermediate Investment Grade Fund") in exchange for shares of the Intermediate Investment Grade Fund and the assumption by the Intermediate Investment Grade Fund of the Fixed Income Fund's liabilities, (b) the distribution of such shares of the Intermediate Investment Grade Fund to shareholders of the Fixed Income Fund, and (c) the subsequent liquidation of the Fixed Income Fund.

THE BOARD OF TRUSTEES UNANIMOUSLY APPROVED THIS PROPOSAL.

         GROWTH AND INCOME FUND SHAREHOLDERS ONLY:

         To approve an Agreement and Plan of Reorganization for the Growth and Income Fund providing for (a) the transfer of all of its assets to BNY Hamilton Equity Income Fund (the "Equity Income Fund") in exchange for shares of the Equity Income Fund and the assumption by the Equity Income Fund of the Growth and Income Fund's liabilities, (b) the distribution of such shares of the Equity Income Fund to shareholders of the Growth and Income Fund, and (c) the subsequent liquidation of the Growth and Income Fund.

THE BOARD OF TRUSTEES UNANIMOUSLY APPROVED THIS PROPOSAL.

         NEW YORK TAX-FREE BOND FUND SHAREHOLDERS ONLY:

         To approve an Agreement and Plan of Reorganization for the New York Tax-Free Bond Fund providing for (a) the transfer of all of its assets to BNY Hamilton Intermediate New York Tax-Exempt Fund (the "Intermediate New York Tax-Exempt Fund") in exchange for shares of the Intermediate New York Tax-Exempt Fund and the assumption by the Intermediate New York Tax-Exempt Fund of the New York Tax-Free Bond Fund's liabilities, (b) the distribution of such shares of the Intermediate New York Tax-Exempt Fund to shareholders of the New York Tax-Free Bond Fund, and (c) the subsequent liquidation of the New York Tax-Free Bond Fund.

THE BOARD OF TRUSTEES UNANIMOUSLY APPROVED THIS PROPOSAL.

         TO BE CONSIDERED BY FIXED INCOME FUND, GROWTH AND INCOME FUND AND NEW YORK TAX-FREE BOND FUND SHAREHOLDERS:

         2. To transact such other business as may properly come before the Special Meetings or any adjournments thereof.

         Shareholders of record at the close of business on December 1, 2001, are entitled to notice of, and to vote at, the Special Meetings and any adjournment or adjournments thereof. Your prompt attention to the accompanying Joint Proxy Statement/Prospectus will help to avoid the expense of further solicitation. Regardless of whether you plan to attend the meeting, PLEASE COMPLETE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY CARD OR OTHERWISE VOTE so that a quorum will be present and a maximum number of shares may be voted. If you are present at the meeting, you may change your vote, if desired, at that time.

         By Order of the Board of Trustees

                           Alaina V. Metz,
                           Assistant Secretary

December 19, 2001

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

                  The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

4.      Registration                                       Valid Signatures

                   Corporate Accounts

                   (1)  ABC Corp.                         ABC Corp.
                   (2)  ABC Corp.                         John Doe, Treasurer
                   (3)  ABC Corp.                         John Doe
                   c/o John Doe, Treasurer
                   (4)  ABC Corp. Profit Sharing Plan     John Doe, Trustee

                   Trust Accounts

                   (1)  ABC Trust.                        Jane B. Doe, Trustee
                   (2)  Jane B. Doe, Trustee
                   U/t/d 12/28/78                         Jane B. Doe

                   Custodial or Estate Accounts

                   (1)  John B. Smith, Cust.
                   f/b/o John B. Smith, Jr. UGMA          John B. Smith
                   (2)  John B. Smith                     John B. Smith, Jr.,
                                                          Executor

                                   PRELIMINARY
                        JOINT PROXY STATEMENT/PROSPECTUS
                                December 19, 2001

                                 PROXY STATEMENT
                            BNYIA MUTUAL FUNDS TRUST
                       (formerly HSBC Mutual Funds Trust)
                             GROWTH AND INCOME FUND
                                FIXED INCOME FUND
                           NEW YORK TAX-FREE BOND FUND

                                3435 Stelzer Road
                              Columbus, Ohio 43219
                                 (800) 634-2536

                                   PROSPECTUS
                            BNY HAMILTON FUNDS, INC.
                 BNY Hamilton Intermediate Investment Grade Fund
                         BNY Hamilton Equity Income Fund
               BNY Hamilton Intermediate New York Tax-Exempt Fund

                                3435 Stelzer Road
                              Columbus, Ohio 43219
                                 (800) 426-9363

                         SPECIAL MEETING OF SHAREHOLDERS
                         SCHEDULED FOR JANUARY 22, 2002

                                  INTRODUCTION

         This Joint Proxy Statement/Prospectus provides you with information about proposed transactions relating to certain series of BNYIA Mutual Funds Trust (formerly HSBC Mutual Funds Trust) (the "Trust"). These transactions involve the transfer of all the assets of the Trust's Fixed Income Fund, Growth and Income Fund and New York Tax-Free Bond Fund (each, an "Acquired Fund" and, collectively, the "Acquired Funds") to BNY Hamilton Intermediate Investment Grade Fund, BNY Hamilton Equity Income Fund and BNY Hamilton Intermediate New York Tax-Exempt Fund, respectively, each a series of BNY Hamilton Funds, Inc. (each, a "Successor Fund" and collectively, the "Successor Funds") in exchange for shares of the Successor Fund and the assumption by the Successor Fund of an Acquired Fund's liabilities (each transaction being a "Reorganization"). Each Acquired Fund would then distribute to its shareholders its portion of the shares of the Successor Fund it receives in the Reorganization. The result would be a liquidation of each Acquired Fund. You would receive shares of the Successor Fund corresponding to your shares of the Acquired Fund having an aggregate value equal to the aggregate value of the shares you held of the Acquired Fund, as of the close of business on the day of the closing of the Reorganization. Shareholders of Class A, Class B and Class C of the Acquired Funds would receive Investor Shares of the Successor Funds.

         This Joint Proxy Statement/Prospectus is being furnished to shareholders of the Acquired Funds for use at Special Meetings of Shareholders to be held on January 22, 2002 at 10:00 a.m. at the offices of the Trust located at 3435 Stelzer Road, Columbus, Ohio 43219 or any adjournments thereof (each, a "Special Meeting" and collectively, the "Special Meetings"). At the Special Meetings, you are being asked to vote on an Agreement and Plan of Reorganization (the "Plan") for the Acquired Fund of which you are a shareholder. The Plan specifies the transactions through which the Reorganization would be accomplished. At the Special Meetings, you will also be asked to consider such other business as may properly come before the Special Meetings and any adjournment thereof.

         Because you, as a shareholder of an Acquired Fund, are being asked to approve transactions that will result in your becoming a shareholder of a Successor Fund, this Joint Proxy Statement also serves as a Prospectus for the Successor Funds.

         This Joint Proxy Statement/Prospectus, which you should retain for future reference, contains important information about the Successor Funds that you should know before investing. The Reorganization will not result in any material changes in the investment philosophy of your Acquired Fund, as the investment objective, investment policies, restrictions, risks and strategies of your Acquired Fund are similar to the investment objective, investment policies, restrictions, risks and strategies of the corresponding Successor Fund. The investment objective of the Fixed Income Fund is to generate high current income consistent with capital appreciation. Similarly, the BNY Hamilton Intermediate Investment Grade Fund seeks to provide as high a level of current income as is consistent with preservation of capital, moderate stability in net asset value and maintenance of liquidity. The investment objective of the Growth and Income Fund is long-term growth of capital and current income. Similarly, the BNY Hamilton Equity Income Fund seeks to provide long-term capital appreciation with a yield greater than the yield of the Standard & Poor's 500 Index. The investment objective of the New York Tax-Free Bond Fund is a high level of current income, exempt from regular federal, New York State and New York City personal income taxes, as is consistent with preservation of capital. Similarly, the BNY Hamilton Intermediate New York Tax-Exempt Fund seeks to provide income that is exempt from federal, New York State and New York City income taxes while maintaining relative stability of principal.

         This Joint Proxy Statement/Prospectus is expected to first be sent to shareholders on or about December 26, 2001. A Statement of Additional Information, dated December 19, 2001, relating to this Joint Proxy Statement/Prospectus and the Reorganization, has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated by reference into this Joint Proxy Statement/Prospectus. A copy of such Statement of Additional Information is available upon oral or written request and without charge by writing to the BNY Hamilton Funds, Inc. at the address listed on the cover page of this Joint Proxy Statement/Prospectus or by calling (800) 426-9363.

         For a more detailed discussion of the investment objectives, investment policies, restrictions, risks and strategies of each Successor Fund, see the Prospectus and the Statement of Additional Information for the Successor Funds, each dated April 30, 2001, which are incorporated by reference herein. The Successor Funds' Prospectus accompanies this Joint Proxy Statement/Prospectus.

         For a more detailed discussion of the investment objectives, investment policies, restrictions, risks and strategies of each Acquired Fund, see the Prospectus and Statement of Additional Information for the Acquired Funds, each dated April 30, 2001, and supplements thereto dated July 13, 2001 and September 18, 2001, which are incorporated by reference herein. The Acquired Funds' Prospectus and Statement of Additional Information are available upon request without charge by writing to the BNY Hamilton Funds, Inc. at the address listed on the cover page of this Joint Proxy Statement/Prospectus or by calling (800) 426-9363.

         Each of the Acquired Funds and Successor Funds also provides periodic reports to its shareholders, which highlight certain important information about it, including investment results and financial information. The Semi-Annual Report dated June 30, 2001 for the Acquired Funds and the Semi-Annual Report dated June 30, 2001 for the Successor Funds, are incorporated by reference herein.

The Semi-Annual Report of the Successor Funds accompanies this Joint Proxy Statement/Prospectus. The Acquired Funds' Semi-Annual Report is available upon request without charge by writing to the BNYIA Mutual Funds Trust at the address listed on the cover page of this Joint Proxy Statement/Prospectus or by calling
(800) 634-2536.

         Accompanying this Joint Proxy Statement/Prospectus as Appendix A is a form of the Plan for the proposed Reorganization.

         The Successor Funds and the Acquired Funds are each subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "1934 Act") and the Investment Company Act of 1940, as amended (the "1940 Act") and in accordance therewith file reports and other information including proxy material, reports and charter material. You can copy and review information about each Acquired Fund and Successor Fund (including each Statement of Additional Information) at the SEC's Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-202-942-8090. Reports and other information about each Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

         THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, OR DETERMINED THAT THIS JOINT PROXY STATEMENT/PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

         AN INVESTMENT IN A SUCCESSOR FUND OR AN ACQUIRED FUND IS NOT A DEPOSIT IN A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

                                TABLE OF CONTENTS

Proposal - Approval of the Plan ..........................................................   5
Summary ..................................................................................   5
Risk Factors .............................................................................   8
Comparison of Investment Objectives, Principal Investment Strategies and Other Policies ..  10
Expense Table ............................................................................  15
Examples .................................................................................  17
Investment Advisor and Advisory Agreement ................................................  18
Investment Personnel of The Bank of New York .............................................  19
Interest of The Bank of New York in the Acquisition ......................................  20
Relative Performance .....................................................................  20
Information About the Reorganization .....................................................  21
Tax Considerations .......................................................................  24
Description of Securities to be Issued ...................................................  24
Capitalization ...........................................................................  24
Expenses of the Reorganization ...........................................................  25
Additional Information About the Successor Funds .........................................  26
Information on Shareholders' Rights ......................................................  27
Service Providers ........................................................................  29
General Information About the Proxy Statement ............................................  29

PROPOSAL - APPROVAL OF THE PLAN

                                     Summary

THIS SUMMARY IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE ADDITIONAL INFORMATION CONTAINED ELSEWHERE IN THIS JOINT PROXY STATEMENT/ PROSPECTUS, THE PLAN (THE FORM OF WHICH IS ATTACHED AS APPENDIX A), THE PROSPECTUS OF THE ACQUIRED FUNDS, THE STATEMENT OF ADDITIONAL INFORMATION OF THE ACQUIRED FUNDS, THE PROSPECTUS OF THE SUCCESSOR FUNDS, AND THE STATEMENT OF ADDITIONAL INFORMATION OF THE SUCCESSOR FUNDS.

         THE PROPOSED REORGANIZATION. On September 25, 2001, the Board of Trustees of the Acquired Funds approved an Agreement and Plan of Reorganization with respect to each of the Fixed Income Fund, the Growth and Income Fund and the New York Tax-Free Bond Fund (each, a "Plan").

         Subject to shareholder approval, the Plan respecting the Fixed Income Fund provides for: (a) the transfer of all of its assets to BNY Hamilton Intermediate Investment Grade Fund (the "Intermediate Investment Grade Fund") in exchange for shares of the Intermediate Investment Grade Fund and the assumption by the Intermediate Investment Grade Fund of the Fixed Income Fund's liabilities, (b) the distribution of such shares of the Intermediate Investment Grade Fund to shareholders of the Fixed Income Fund, and (c) the subsequent liquidation of the Fixed Income Fund.

         Subject to shareholder approval, the Plan respecting the Growth and Income Fund provides for: (a) the transfer of all of its assets to BNY Hamilton Equity Income Fund (the "Equity Income Fund") in exchange for shares of the Equity Income Fund and the assumption by the Equity Income Fund of the Growth and Income Fund's liabilities, (b) the distribution of such shares of the Equity Income Fund to shareholders of the Growth and Income Fund, and (c) the subsequent liquidation of the Growth and Income Fund.

         Subject to shareholder approval, the Plan respecting the New York Tax-Free Bond Fund provides for: (a) the transfer of all of its assets to BNY Hamilton Intermediate New York Tax-Exempt Fund (the "Intermediate New York Tax-Exempt Fund") in exchange for shares of the Intermediate New York Tax-Exempt Fund and the assumption by the Intermediate New York Tax-Exempt Fund of the New York Tax-Free Bond Fund's liabilities, (b) the distribution of such shares of the Intermediate New York Tax-Exempt Fund to shareholders of the New York Tax-Free Bond Fund, and (c) the subsequent liquidation of the New York Tax-Free Bond Fund.

         Each of the preceding transactions is hereinafter referred to as a "Reorganization." Each Reorganization is expected to be effective as soon as practicable following the Special Meetings (the "Closing"). As a result of each Reorganization, each shareholder of Class A, Class B and Class C shares of an Acquired Fund will become a shareholder of Investor Shares of the corresponding Successor Fund. Each shareholder would hold, immediately after the Closing, shares of a Successor Fund having an aggregate value equal to the aggregate value of the shares of the Acquired Fund held by that shareholder as of the close of business on the day of the Closing.

         Because the Acquired Funds are each series of the BNYIA Mutual Funds Trust, they do not have a Board of Trustees separate from each other and the other series of the BNYIA Mutual Funds Trust. Accordingly, references to the "Board of Trustees of the Acquired Funds" in this Joint Proxy Statement/ Prospectus refer to the Board of Trustees of BNYIA Mutual Funds Trust. Similarly, because the Successor Funds are each series of BNY Hamilton Funds, Inc., they do not have a Board of Directors separate from each other and the other series of the BNY Hamilton Funds, Inc. Accordingly, references to the "Board of Directors of the Successor Funds" refers to the Board of Directors of the BNY Hamilton Funds, Inc. For the reasons set forth below under "Reasons for the Reorganization," the Board of Trustees of your Acquired Fund, including the Trustees who are not "interested persons", as that term is defined in the 1940 Act, has unanimously concluded that the Reorganization would be in the best interests of shareholders of your Acquired Fund and that the interests of existing Acquired Fund shareholders would not be diluted as a result of the Reorganization. The Board of Trustees has therefore submitted the Plan for approval by the Acquired Fund shareholders. The Board of Directors of the Successor Funds has also reached similar conclusions and approved the Reorganization with respect to the Successor Funds.

         In considering whether to approve the Reorganization, you should note that:

         INVESTMENTS. The investment objectives and policies of the Acquired Funds and the Successor Funds are similar. The investment objective of the Fixed Income Fund is to generate high current income consistent with capital appreciation. Similarly, the BNY Hamilton Intermediate Investment Grade Fund seeks to provide as high a level of current income as is consistent with preservation of capital, moderate stability in net asset value and maintenance of liquidity. The investment objective of the Growth and Income Fund is long-term growth of capital and current income. Similarly, the BNY Hamilton Equity Income Fund seeks to provide long-term capital appreciation with a yield greater than the yield of the Standard & Poor's 500 Index. The investment objective of the New York Tax-Free Bond Fund is a high level of current income, exempt from regular federal, New York State and New York City personal income taxes, as is consistent with preservation of capital. Similarly, the BNY Hamilton Intermediate New York Tax-Exempt Fund seeks to provide income that is exempt from federal, New York State and New York City income taxes while maintaining relative stability of principal.

         CLASSES OF SHARES. Each Successor Fund offers two class of shares, Institutional Shares and Investor Shares. Investor Shares are subject to a Rule 12b-1 fee. The Rule 12b-1 distribution plans permit the Successor Funds to reimburse the distributor for distribution expenses in an amount up to 0.25% of the annual average daily net assets of Investor Shares. Institutional Shares are not subject to a Rule 12b-1 fee and have generally lower operating expenses, but are only available to direct investments over $100,000 or to investors who have specific asset management relationships with the investment advisor. For the Acquired Funds, the distribution fee is .35% for Class A shares of each of the Fixed Income Fund and the New York Tax-Free Bond Fund, and Class A of the Growth and Income Fund has a distribution fee of .50%. The Class B and Class C shares of all of the Acquired Funds have a distribution fee of .75%. After the Reorganization, holders of Class A, Class B and Class C shares of the Acquired Funds will receive Investor Shares of the Successor Funds.

         VALUE OF INVESTMENT. The value of your investment in an Acquired Fund immediately before the Reorganization will be the same as the value of your investment in the corresponding Successor Fund immediately after the Reorganization. Thereafter, however, the value of your investment in a Successor Fund will fluctuate based on the investment performance of the Successor Fund.

         FUND OPERATING EXPENSES. Following the proposed Reorganization, average annual operating expenses for all classes of the Acquired Funds will be lower than their expenses have been historically. Since September 29, 2001, when it became the interim investment advisor to the Acquired Funds, The Bank of New York has maintained the expense ratios of the Acquired Funds at levels significantly lower than historical expenses. As compared to the expense levels of the Acquired Funds as currently maintained by The Bank of New York, the average annual operating expenses for Class A shareholders of the Acquired Funds will increase slightly, and there will be a smaller decrease in average annual operating expenses for Class B and Class C shareholders, after completion of the proposed Reorganization. However, the reduced expense ratios currently enjoyed by the Acquired Funds are only temporary, and the arrangement will expire on the earlier to occur of the termination of The Bank of New York's interim advisory agreement (no later than February 26, 2001) or the completion of the Reorganization. The Successor Funds use an administrator to assist generally in supervising the operations of the Successor Funds, including providing facilities, equipment and personnel to carry out administrative functions for the Successor Funds. For these services, the administrator receives an annual fee, accrued daily and payable monthly, of 0.20% of the average daily net assets of the Successor Funds. Various banks, trust companies, broker-dealers and other financial organizations ("Service Organizations") may provide certain administrative services for their customers who invest in the Acquired Funds. The Acquired Funds may pay Service Organizations a fee at an annual rate of up to .35% for Class A shares and up to
 .50% for Class B and Class C shares.

         PURCHASES. The Successor Funds and the Acquired Funds have similar policies with respect to purchasing shares. Investor Shares of the Successor Funds may be purchased by mail, by wire, through a dealer or through the automatic investment program. The Successor Funds require an initial investment of $2,000 regardless of the purchase method chosen and minimum continuing investments of $100. Shares of the Acquired Funds may be purchased by mail, by wire, through a dealer, electronically (provided the shareholder's bank is a member of the Automated Clearing House) or through the automatic investment plan. The Acquired Funds' automatic investment plan requires a minimum of $1,000 to open an account. For more information regarding the respective Funds' share purchase policies, see the Prospectuses of the relevant Funds.

         REDEMPTIONS. The Successor Funds and the Acquired Funds have similar policies with respect to redeeming shares. Shares of the Successor Funds may be redeemed by phone, by mail, through a dealer or, for accounts with a $10,000 minimum balance, a systematic withdrawal plan. Redemption requests received before the regular close of the New York Stock Exchange will be executed at the offering price calculated at that day's close. The Successor Funds require that account balances reduced below $500 because of redemptions, as opposed to market movements, be brought back up or the Successor Fund may close the account and distribute the proceeds to the shareholder. Acquired Fund shares may be redeemed by mail, by phone or through a dealer. Acquired Fund accounts with a minimum value of $10,000 may also participate in a systematic withdrawal plan with a minimum withdrawal of $50. The Acquired Funds also may close any account that falls below $500. For more information regarding the respective Funds' redemption policies, see the Prospectuses of the relevant Funds.

         EXCHANGES. Investor Shares of the Successor Funds may be exchanged for Investor Shares of other funds in the BNY Hamilton family of funds. Appendix B lists the funds in the BNY Hamilton family of funds that will be available to shareholders of the Acquired Funds after the Reorganization. Successor Fund shares to be exchanged must have a value of at least $500. These shares may be exchanged by phone, by wire, through a dealer or, for accounts with a $10,000 minimum balance, a systematic withdrawal plan. Acquired Fund shares may be exchanged by phone or by mail. For more information regarding the respective Funds' exchange policies, see the Prospectuses of the relevant Funds.

         DISTRIBUTIONS. The Successor Funds pay dividends, if any, approximately 10 calendar days before month end. Capital gains distributions, if any, are paid annually by the Successor Funds. Distributions are automatically paid in the form of additional fund shares, unless otherwise requested. The Acquired Funds pay dividends and distribute capital gains at least annually. Any income the Acquired Funds receive in the form of interest or dividends is paid out, less expenses, to its shareholders as dividends. All dividends and distributions by the Acquired Funds will be automatically reinvested unless otherwise requested. For more information regarding the respective Funds' distribution policies, see the Prospectuses of the relevant Funds.

         TAX CONSEQUENCES. For federal income tax purposes, the exchange of shares in the Reorganization will not result in recognition of gain or loss by an Acquired Fund or its shareholders. The Acquired Funds and the Successor Funds will receive an opinion of counsel to this effect. For a more detailed discussion of the federal income tax consequences, see page [23] under "Tax Considerations."

         APPRAISAL RIGHTS. Under the laws of The Commonwealth of Massachusetts, shareholders of the Acquired Funds do not have appraisal rights in connection with a combination or acquisition of the assets of the Acquired Funds by another entity, such as the Successor Funds. Under the laws of the State of Maryland, shareholders of the Successor Funds do not have appraisal rights in connection with a combination or acquisition of the assets of the Successor Funds by another entity. Shareholders of the Acquired Funds may, however, redeem their shares at net asset value prior to the date of the Reorganization (subject only to certain restrictions set forth in the 1940 Act).

         Approval of a Plan requires the affirmative vote of a majority of the outstanding shares of the relevant Acquired Fund.

         AFTER CAREFUL CONSIDERATION, THE BOARD OF TRUSTEES UNANIMOUSLY APPROVED THE PROPOSED REORGANIZATION. THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSED REORGANIZATION.

                                  RISK FACTORS

         Because the Acquired Funds and Successor Funds have investment objectives and policies that are similar, many of the risks of investing in a Successor Fund are similar to the risks of investing in its corresponding Acquired Fund. The main risk of an investment in each Fund is that you may lose money on your investment. The value of each Fund will decrease if the value of the Fund's underlying investments decrease. An investment in a Successor Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The main investment risks for each Successor Fund are set forth below. See the accompanying Prospectus of the Successor Funds for a complete discussion of the risks of investing in the Successor Funds.

         BNY HAMILTON INTERMEDIATE INVESTMENT GRADE FUND

         (Successor Fund to the Fixed Income Fund)

         The Intermediate Investment Grade Fund is designed for bond investors who wish to invest in debt obligations of both domestic and foreign corporations and governments. The principal risks of investing in the Fund are:

         Issuers of corporate bonds in the Fund's portfolio could be downgraded in credit rating or default on their payments. This risk is magnified with lower-rated bonds.

         When interest rates drop, holders of the mortgages represented by CMOs and other mortgage-backed securities are more likely to refinance, thus forcing the Fund to find new investments, which could have lower yields.

         When interest rates rise, on the other hand, mortgage holders tend not to prepay, and then the Fund can miss opportunities to reinvest in more profitable securities.

         Investments in foreign securities involve additional risks, including potentially unfavorable currency exchange rates, limited or misleading financial information, generally higher transaction costs and political and economic disturbances ranging from tax legislation to military coups. These risks are magnified in emerging markets.

         The portfolio manager's asset allocation strategy or choice of specific securities may not work out as planned, and the Fund could underperform its peers or lose money.

         In periods of market uncertainty, some of the portfolio's securities could prove difficult to sell for a price that is beneficial to the Fund.

         BNY HAMILTON EQUITY INCOME FUND

         (Successor Fund to the Growth and Income Fund)

         The Equity Income Fund is designed for conservative investors who are interested in participating in the equity markets while receiving current income greater than the yield of the Standard & Poor's 500 Index. The principal risks of investing in the Fund are:

         The value of your investment in the Fund generally will fluctuate with stock market movements. As a group, the large-capitalization stocks emphasized by the Fund could fall out of favor with the market, particularly in comparison with small- or medium-capitalization stocks.

         In a strong market, convertible securities that pay above-average dividends generally lag other types of equity securities. If stocks in the portfolio reduce or eliminate their dividend payments, the fund will generate less income.

         The portfolio manager's investment strategies may not work out as planned, and the Fund's performance could suffer. The value of debt securities, including convertible securities, is most affected by interest rates. When interest rates rise, bond prices generally fall in proportion to their maturity. Any debt securities held by the Fund could be downgraded in credit rating or go into default.

         Investments in foreign securities involve additional risks, including potentially unfavorable currency exchange rates, limited or misleading financial information, generally higher transaction costs and political and economic disturbances ranging from tax legislation to military coups. These risks are magnified in emerging markets.

         Investments in convertible securities are subject to many of the risks of both stock and bond investing. Their value is influenced primarily by stock market movements but also by changes in interest rates. Convertibles are usually callable, meaning that the company can prepay its obligation, and the call terms can affect the security's value significantly.

         BNY HAMILTON INTERMEDIATE NEW YORK TAX-EXEMPT FUND

         (Successor Fund to the New York Tax-Free Bond Fund)

         The Intermediate New York Tax-Exempt Fund is designed to be an economical and convenient means of making substantial investments in debt obligations that are exempt from federal, New York State and New York City income tax. The principal risks of investing in the Fund are:

         The value of your investment in the Fund generally will fluctuate with interest rate movements. As interest rates rise, bond prices go down. The longer the maturity of a bond, the more sharply its value is likely to rise or fall in response to an interest rate change.

         Because the Fund invests primarily in New York issuers, its performance is affected by local, state and regional factors. These may include economic or policy changes, erosion of the tax base, the legacy of the grave financial difficulties experienced by New York City and the state as a whole in the 1970s. State legislative changes, especially those regarding taxes, could also affect performance.

         Any debt securities held by the Fund could be downgraded in credit rating or go into default. A revenue bond in the Fund's portfolio could default if its underlying revenue stream fails. This could happen even while the issuer remains solvent.

         The Fund is non-diversified and may invest more than 5% of its assets in securities of a single issuer. If the Fund invests heavily in a single issuer, its overall performance could be linked more closely to the performance of that issuer than to the municipal bond market as a whole.

         The portfolio manager's strategies may not work out as planned, and the Fund's performance could suffer.

         In periods of market uncertainty, some of the Fund's portfolio securities could prove difficult to sell at a price that is beneficial to the Fund.

         The terrorist attack on the World Trade Center on September 11, 2001 has disrupted a number of businesses, caused extensive property damage, is likely to reduce travel, tourism and leisure spending and have other adverse impacts on New York City and the State of New York. Additionally, many businesses located in and around the World Trade Center may relocate to other cities and other states. Therefore, New York City and the State of New York are likely to suffer a decrease in revenue and an increase in expenditures related to the attack.

                      COMPARISON OF INVESTMENT OBJECTIVES,
               PRINCIPAL INVESTMENT STRATEGIES AND OTHER POLICIES

            The following discussion is based upon and qualified in its entirety by the disclosures in the respective Prospectuses and Statements of Additional Information of the Acquired Funds and the Successor Funds. More information regarding the investment practices of the Acquired Funds and the Successor Funds is available in the respective Funds' Statements of Additional Information, which may be obtained from the respective Funds at the addresses listed on the cover page of this Joint Proxy Statement/Prospectus.

FIXED INCOME FUND and BNY HAMILTON INTERMEDIATE
INVESTMENT GRADE FUND

         INVESTMENT OBJECTIVE. The investment objective of the Fixed Income Fund
         --------------------
is to generate high current income consistent with capital appreciation. Similarly, the BNY Hamilton Intermediate Investment Grade Fund seeks to provide as high a level of current income as is consistent with preservation of capital, moderate stability in net asset value and maintenance of liquidity. There can be no assurance that either Fund will achieve its investment objective.

         INVESTMENT STRATEGIES. The Fixed Income Fund normally invests at least
         ---------------------
65% of its total assets in fixed income securities rated at least "Baa" by Moody's Investors Service ("Moody's") or "BBB" by Standard and Poor's Corporation ("S&P") or securities of comparable quality. These fixed income securities may include U.S. government securities, corporate bonds, asset-backed securities (including mortgage backed securities), obligations of savings and loans and U.S. and foreign banks, commercial paper and related repurchase agreements. The balance of the portfolio's assets may be invested in variable and floating rate debt securities that meet similar standards. Securities are selected based on various factors, including outlook for the economy and anticipated changes in interest rates and inflation. Securities which no longer meet the Fixed Income Fund's criteria may be sold.

         The BNY Hamilton Intermediate Investment Grade Fund pursues its objective by investing primarily in investment-grade debt obligations, which are securities rated Baa/BBB and above, as well as their unrated equivalents. Under normal market conditions, the Fund will invest 65% of the value of its total assets in securities rated investment grade. Consistent with its "intermediate" focus, the Fund maintains an average maturity between three years and ten years and the remaining maturity of any single security in the Fund's portfolio cannot exceed fifteen years. Short maturities for bonds provide the greatest price stability and longer maturities carry increasingly higher risks of price volatility in response to interest rate changes. The "intermediate" focus of the Fund provides a middle ground, offering moderate price stability and current income. An analysis of economic trends, including rate projections, inflation trends, and corporate profit outlook, is used to determine how the Fund should allocate its investments. As a temporary defensive measure, the Fund may invest more than 35% of its assets in cash or cash equivalents.

         INVESTMENT LIMITATIONS. The Fixed Income Fund and the BNY Hamilton
         ----------------------
Intermediate Investment Grade Fund have adopted certain fundamental investment limitations. Fundamental investment limitations may not be changed without the affirmative vote of "a majority of the Fund's outstanding voting securities," as defined in the 1940 Act. Each Fund has substantially similar fundamental investment limitations with respect to: underwriting; investing more than 25% of each Fund's total assets in issuers in the same industry; with respect to 75% of each Fund's total assets, purchasing securities of a single issuer if, as a result, more than 5% of the Fund's total assets would be invested in such issuer or the Fund owned more than 10% of such issuer's outstanding voting securities; the pledge, mortgage or hypothecation of its assets, except in connection with permitted borrowing, which may not exceed 33 1/3% of either Fund's net assets; borrowing money from banks in excess of 33 1/3% of either Fund's total assets (in the case of the Intermediate Investment Grade Fund, such borrowing is permitted only for extraordinary or emergency purposes); issuing senior securities; purchasing real estate, commodity or commodity contracts or interests in oil, gas, or mineral exploration or development programs; purchasing the securities of other investment companies; and investing more than 15% of the net assets of the Intermediate Investment Grade Fund or total assets of the Fixed Income Fund, as the case may be, in illiquid securities.

         Each Fund has similar fundamental investment limitations with respect to: purchasing securities on margin; and making short sales.

         Each Fund has a fundamental investment limitation with respect to making loans, which in the case of the Fixed Income Fund is permitted with respect to 33 1/3% of the value of the Fund's total assets, but in the case of the Intermediate Investment Grade Fund is not so permitted.

         The Fixed Income Fund has additional fundamental investment limitations with respect to: investing for the purposes of exercising control over management; having dealings on behalf of the Fund with officers and trustees of the Fund; and purchasing equity securities or other securities convertible into equity securities. The Intermediate Investment Grade Fund has additional fundamental investment limitations with respect to: purchasing or selling puts, calls, straddles, spreads or any combination thereof; and investing in fixed time deposits with a duration of from two business days to seven calendar days if more than 10% of the Fund's total assets would be invested in such deposits.

GROWTH AND INCOME FUND and BNY HAMILTON EQUITY INCOME FUND

         INVESTMENT OBJECTIVE. The investment objective of the Growth and Income
         --------------------
Fund is long-term growth of capital and current income. Similarly, the BNY Hamilton Equity Income Fund seeks to provide long-term capital appreciation with a yield greater than the yield of the Standard & Poor's 500 Index. There can be no assurance that either Fund will achieve its investment objective.

         INVESTMENT STRATEGIES. The Growth and Income Fund seeks to achieve its
         ---------------------
investment objective by investing at least 65% of its total assets in common stocks, preferred stocks, and convertible securities. The balance of the Growth and Income Fund's assets may be invested in various types of fixed income securities and money market instruments which may include U.S. government securities, corporate bonds, asset-backed securities (including mortgage-backed securities), obligations of savings and loans and U.S. and foreign banks, commercial paper and related repurchase agreements. Equity securities are selected based upon the issuer's managerial strength, competitive position, price to earnings ratio, profitability, prospects for growth, underlying asset value and relative market value and are identified using quantitative and fundamental research. In order to increase the Fund's portfolio income, the Fund may invest in securities that provide current dividends or have a potential for dividend growth in the future. Investments will be sold if they no longer meet the Fund's criteria for income-oriented or growth-oriented instruments. The Fund will place greater emphasis on capital appreciation as compared to income, although changes in market conditions and interest rates will cause the Fund to vary emphasis of these two elements in order to meet its investment objective.

         The BNY Hamilton Equity Income Fund pursues its investment objective by investing primarily in the common stock, and securities convertible into common stock, of U.S. and foreign companies. At least 65% of the Fund's assets will normally be invested in equity securities that pay dividends or interest. The portfolio is diversified broadly across market sectors, while focusing on interest rate sensitive industries and generally includes holdings of 80 to 100 companies. The Fund's investments are allocated between common stock and convertible securities based upon an evaluation of current economic conditions and the relative merits of growth and yield. Fundamental financial analysis is used to identify companies with reasonable valuations that pay above-average dividends and have a history of consistent growth with stable, predictable cash flows. Under normal circumstances, the Fund intends to be fully invested in common stock and convertible securities, although it is permitted to invest in virtually any type of security. Most of the Fund's investments have been domestic, but it may also invest without limit in equity securities of foreign issuers, including those of emerging markets. As a temporary defensive measure, the Fund may invest more than 35% of its assets in cash or cash equivalents.

         INVESTMENT LIMITATIONS. The Growth and Income Fund and the BNY Hamilton
         ----------------------
Equity Income Fund have adopted certain fundamental investment limitations. Fundamental investment limitations may not be changed without the affirmative vote of "a majority of the Fund's outstanding voting securities," as defined in the 1940 Act. Each Fund has substantially similar fundamental investment limitations with respect to: underwriting; investing more than 25% of each Fund's total assets in issuers in the same industry; with respect to 75% of each Fund's total assets, purchasing securities of a single issuer if, as a result, more than 5% of the Fund's total assets would be invested in such issuer; the pledge, mortgage or hypothecation of its assets, except in connection with permitted borrowing, which may not exceed 33 1/3% of either Fund's net assets; borrowing money from banks in excess of 33 1/3% of either Fund's total assets (in the case of the Equity Income Fund, such borrowing is permitted only for extraordinary or emergency purposes); issuing senior securities; purchasing real estate, commodity or commodity contracts or interests in oil, gas, or mineral exploration or development programs; purchasing the securities of other investment companies; and investing more than 15% of the net assets of the Equity Income Fund or total assets of the Growth and Income Fund, as the case may be, in illiquid securities.

         Each Fund has similar fundamental investment limitations with respect to: owning more than 10% of a single issuer's outstanding voting securities, with this limitation applying to 75% of the Growth and Income Fund's total assets and all of the assets of the Equity Income Fund; purchasing securities on margin; and making short sales.

         Each Fund has a fundamental investment limitation with respect to making loans, which in the case of the Growth and Income Fund is permitted with respect to 33 1/3% of the value of the Fund's total assets, but in the case of the Equity Income Fund is not so permitted.

         The Growth and Income Fund has additional fundamental investment limitations with respect to: investing for the purposes of exercising control over management; and having dealings on behalf of the Fund with officers and trustees of the Fund. The Equity Income Fund has additional fundamental investment limitations with respect to: purchasing or selling puts, calls, straddles, spreads or any combination thereof; and investing in fixed time deposits with a duration of from two business days to seven calendar days if more than 10% of the Fund's total assets would be invested in such deposits.

NEW YORK TAX-FREE BOND FUND and BNY HAMILTON INTERMEDIATE NEW YORK TAX-EXEMPT
FUND

         INVESTMENT OBJECTIVE. The investment objective of the New York Tax-Free
         --------------------
Bond Fund is a high level of current income, exempt from regular federal, New York State and New York City personal income taxes, as is consistent with preservation of capital. Similarly, the BNY Hamilton Intermediate New York Tax-Exempt Fund seeks to provide income that is exempt from federal, New York State and New York City income taxes while maintaining relative stability of principal.

         INVESTMENT STRATEGIES. The New York Tax-Free Bond Fund invests
         ---------------------
primarily in municipal bonds, notes, commercial paper and other debt instruments of New York, its cities and municipalities, or other public authorities that are exempt from regular federal, New York State and New York City income taxes. The Fund maintains 80% of its net assets in tax-exempt, interest paying municipal obligations that are not subject to federal income tax or the federal alternative minimum tax. Generally, the Fund invests at least 65% if its total assets in bonds of New York issuers. The Fund may invest the balance of its assets in other New York municipal obligations, such as participation certifications, or other municipal securities that are subject to New York State and New York City income taxes. The Fund invests in municipal bonds that are rated at least Baa by Moody's or BBB by S&P (or of comparable quality), municipal notes that are rated MIG-2 or better by Moody's or SP-2 or better by S&P (or of comparable quality), and municipal commercial paper rated Prime-2 or better by Moody's or A-2 or better by S&P (or of comparable quality). The Fund's investments have an average portfolio maturity ranging from three years to 30 years. The average maturity of the Fund's investment portfolio varies from time to time in response to actual and expected interest rate movements as well as other market and economic conditions.

         The BNY Hamilton Intermediate New York Tax-Exempt Fund normally invests at least 80% of its net assets in investment-grade municipal debt obligations, which are securities rated Baa/BBB and above, as well as their unrated equivalents. The Fund may invest in securities issued by New York State and the Commonwealth of Puerto Rico, including all of their municipalities and agencies. Under normal market conditions and consistent with its "intermediate" focus, the Fund maintains a dollar-weighted average maturity between three years and eight years. Short maturities for bonds provide the greatest price stability and longer maturities carry increasingly higher risks of price volatility in response to interest rate changes. The "intermediate" focus of the Fund provides a middle ground, offering moderate price stability and current income. The Fund invests in a diversified portfolio of investment-grade municipal obligations. Securities are evaluated for both quality and potential return, relying on the portfolio manager's internal credit research to evaluate specific municipal issuer's ability and willingness to pay principal and interest to bondholders. Bonds are chosen based on this analysis rather than on any private insurance features. The Fund invests in general obligations bonds, which are secured by their issuers' full faith and credit, and revenue bonds, which are secured by specific revenue streams such as toll collections or proceeds of a special tax. The Fund may invest in bonds of any maturity. Within the intermediate-term range, the maturity length of the portfolio and structure of the individual bonds held are based on the investment advisor's views on the direction of interest rates. The Fund normally expects to be fully invested in tax-exempt securities, but it is permitted to invest up to 20% of its net assets in fixed-income securities that are subject to federal, state and local taxes. In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade short-term securities such as U.S. Treasury obligations.

         INVESTMENT LIMITATIONS. The New York Tax-Free Bond Fund and the BNY
         ----------------------
Hamilton Intermediate New York Tax-Exempt Fund have adopted certain fundamental investment limitations. Fundamental investment limitations may not be changed without the affirmative vote of "a majority of the Fund's outstanding voting securities," as defined in the 1940 Act. Each Fund has substantially similar fundamental investment limitations with respect to: underwriting; investing more than 25% of each Fund's total assets in issuers in the same industry; the pledge, mortgage or hypothecation of its assets, except in connection with permitted borrowing, which may not exceed 33 1/3% of either Fund's net assets; borrowing money from banks in excess of 33 1/3% of either Fund's total assets (in the case of the Intermediate New York Tax-Exempt Fund, such borrowing is permitted only for extraordinary or emergency purposes); issuing senior securities; purchasing real estate, commodity or commodity contracts or interests in oil, gas, or mineral exploration or development programs; purchasing the securities of other investment companies; and investing more than 15% of the net assets of the Intermediate New York Tax-Exempt Fund or total assets of the New York Tax-Free Bond Fund, as the case may be, in illiquid securities.

         Each Fund has similar fundamental investment limitations with respect to: with respect to 75% of the New York Tax-Free Bond Fund or 50% of the Intermediate New York Tax-Exempt Fund, as the case may be, purchasing securities of a single issuer if, as a result, more than 5% of such Fund's total assets would be invested in such issuer; purchasing securities on margin; and making short sales.

         Each Fund has a fundamental investment limitation with respect to making loans, which in the case of the New York Tax-Free Bond Fund is permitted with respect to 33 1/3% of the value of the Fund's total assets, but in the case of the Intermediate New York Tax-Exempt Fund is not so permitted.

         The New York Tax-Free Bond Fund has additional fundamental investment limitations with respect to: investing for the purposes of exercising control over management; having dealings on behalf of the Fund with officers and trustees of the Fund; with respect to 75% of its total assets, purchasing securities of a single issuer if, as a result, the Fund owned more than 10% of such issuer's outstanding voting securities (in contrast, the Intermediate New York Tax-Exempt Fund is not so limited and is considered non-diversified); purchasing equity securities or other securities convertible into equity securities; and investing less than 80% of its net assets in New York obligations except when, in the opinion of the Fund's investment advisor, it is advisable for the Fund to invest temporarily up to 100% of its total assets in taxable securities to maintain a defensive posture because of unusual market conditions. The Intermediate New York Tax-Exempt Fund has additional fundamental investment limitations with respect to: purchasing or selling puts, calls, straddles, spreads or any combination thereof; purchasing industrial revenue bonds if, as a result of such purchase, more than 5% of the Fund's total assets would be invested in industrial revenue bonds where payment of principal and interest are the responsibility of companies with fewer than three years of operating history; and investing in fixed time deposits with a duration of from two business days to seven calendar days if more than 5% of the Fund's total assets would be invested in such deposits.

                                  EXPENSE TABLE

         The current expenses of each of the Acquired Funds and estimated Pro Forma expenses after the proposed Reorganization are shown in the following table. Expenses for each of the Acquired Funds are annualized based upon the operating expenses incurred by the Fund for the year ended December 31, 2000. Pro Forma fees show estimated fees of the Successor Funds after giving effect to the proposed Reorganization. Pro Forma numbers are estimated in good faith and are hypothetical. The table does not reflect charges that institutions and financial intermediaries may impose on their customers.

         The Acquired Funds and Successor Funds are subject to the sales load structure described in the table below.

         TRANSACTION FEES ON INVESTMENTS*
         (fees paid directly from your investment)

                                                                                                    INTERMEDIATE
                                                          FIXED INCOME FUND                     INVESTMENT GRADE FUND
                                                                                               INVESTOR      INVESTOR
                                               CLASS A         CLASS B         CLASS C        (current)    (Pro forma)
Maximum sales charge (Load)
   imposed on purchases (as a percentage
   of offering price)                            4.75%/(1)/      None            None            None            None
Maximum deferred sales charge
   (load) (as a percentage of the lower
   of original purchase price or
   redemption proceeds)                          None            4.00%/(2)/      1.00%/(3)/      None            None
Annual Fund Operating Expenses (expenses
that are deducted from fund assets)
   Management fees                                .55%            .55%            .55%            .50%            .50%
   12b-1fees/(4)/                                 .35%            .75%            .75%            .25%            .25%
   Other expenses                                1.10%           1.25%           1.25%            .29%            .28%
   Fee waiver/(4)(5)(6)/                          .65%            .30%            .30%             --              --
Total Annual Fund Operating Expenses             1.35%           2.25%           2.25%           1.04%/(7)/      1.03%


                                                        GROWTH AND INCOME FUND                    EQUITY INCOME FUND
                                                                                               INVESTOR        INVESTOR
                                               CLASS A         CLASS B         CLASS C        (current)      (Pro forma)
Maximum sales charge (Load)
   imposed on purchases (as a percentage
   of offering price)                            5.00%/(1)/      None            None            None            None
Maximum deferred sales charge
   (load) (as a percentage of the lower
   of original purchase price or
   redemption proceeds)                          None            4.00%/(2)/      1.00%/(3)/      None            None
Annual Fund Operating Expenses (expenses
that are deducted from fund assets)
   Management fees                                .55%            .55%            .55%            .60%            .60%
   12b-1fees/(4)/                                 .50%            .75%            .75%            .25%            .25%
   Other expenses                                1.07%           1.22%           1.22%            .25%            .24%
   Fee waiver/(4)(5)(6)/                          .80%            .30%            .30%             --              --
Total Annual Fund Operating Expenses             1.32%           2.22%           2.22%           1.10%           1.09%

                                                                                            INTERMEDIATE NEW YORK
                                                  NEW YORK TAX-FREE BOND FUND               TAX-EXEMPT FUND
                                                                                            INVESTOR        INVESTOR
                                           CLASS A          CLASS B         CLASS C         (current)       (Pro forma)
Maximum sales charge (Load)
   imposed on purchases (as a percentage
   of offering price)                           4.75%/(1)/       None            None            None            None
Maximum deferred sales charge
   (load) (as a percentage of the lower
   of original purchase price or
   redemption proceeds)                         None             4.00%/(2)/      1.00%/(3)/      None            None
Annual Fund Operating Expenses (expenses
that are deducted from fund assets)
   Management fees                               .45%             .45%            .45%            .50%            .50%
   12b-1fees/(4)/                                .35%             .75%            .75%            .25%            .25%
   Other expenses                               1.27%            1.42%           1.42%            .59%            .52%
   Fee waiver/(4)(5)(6)/                         .55%             .30%            .30%             --              --
Total Annual Fund Operating Expenses            1.52%            2.32%           2.32%           1.34%/(7)/      1.27%

*Pursuant to The Bank of New York's expense maintenance arrangement with the Acquired Funds, total operating expenses will be maintained at the following levels:

                                   Fixed Income Fund
----------------------------------------------------------------------------------------------
Class A                         Class B                             Class C
----------------------------------------------------------------------------------------------
1.00%                           2.18%                               1.92%
----------------------------------------------------------------------------------------------

                                   Growth and Income Fund
----------------------------------------------------------------------------------------------
Class A                         Class B                             Class C
----------------------------------------------------------------------------------------------
1.02%                           2.05%                               2.04%
----------------------------------------------------------------------------------------------

                                 New York Tax-Free Bond Fund
----------------------------------------------------------------------------------------------
Class A                         Class B                             Class C
----------------------------------------------------------------------------------------------
1.28%                           2.14%                               2.16%
----------------------------------------------------------------------------------------------

These arrangements will expire on the earlier to occur of the termination of The Bank of New York's interim advisory agreement (no later than February 26, 2001) or the completion of the Reorganization.

(1)      Lower sales charges are available depending on the amount invested.

(2) A contingent deferred sales charge ("CDSC") applies to redemptions of Class B shares of the Acquired Funds. The CDSC declines over a period of four years after purchase. The rates of the CDSC applicable to redemptions of Class B shares of the Acquired Funds are as follows:
         4.00% for the first year; 3.00% for the second year; 2.00% for the third year; 1.00% during the fourth year; and 0.00% after the fourth year.

(3) A CDSC of 1% applies to redemptions of Class C shares of the Acquired Funds within the first year of purchase.

(4) The Acquired Funds' distributor is contractually limiting the Distribution (12b-1) fee to .10% for Class A shares of each Acquired Fund for a one-year period ending April 30, 2002, subject to earlier termination upon completion of the Reorganization.

(5) The Acquired Funds' administrator is contractually limiting its Administrative Services fee to .10% (from 0.15%) for each class of shares of each Acquired Fund for a one-year period ending April 30, 2002, subject to earlier termination upon completion of the Reorganization.

(6) Each Acquired Fund has committed to not pay the Service Organization fee for Class A shares (from 0.35%) and to limit the fee to .25% (from 0.50%) for Class B and Class C shares for a one-year period ending April 30, 2002, subject to earlier termination upon completion of the Reorganization.

(7) For 2000, The Bank of New York voluntarily reduced the Intermediate Investment Grade Fund's and the Intermediate New York Tax-Exempt Fund's operating expenses by 0.01% and 0.30%, respectively, resulting in net operating expenses of 1.03% and 1.04%, respectively, for each Fund based on average daily net assets. Management reserves the right to implement and discontinue expense limitations at any time.

         As shown in the tables above, average annual operating expenses for all classes of the Acquired Funds will be lower following the proposed Reorganization than their expenses have been historically. Since September 29, 2001, when it became the interim investment advisor to the Acquired Funds, The Bank of New York has maintained the expense ratios of the Acquired Funds at levels significantly lower than historical expenses. As compared to the expense levels of the Acquired Funds as currently maintained by The Bank of New York, the average annual operating expenses for Class A shareholders of the Acquired Funds will increase slightly, and there will be a smaller decrease in average annual operating expenses for Class B and Class C shareholders, after completion of the proposed Reorganization. However, the reduced expense ratios currently enjoyed by the Acquired Funds are only temporary, and the arrangement will expire on the earlier to occur of the termination of The Bank of New York's interim advisory agreement (no later than February 26, 2001) or the completion of the Reorganization. The Acquired Funds carry additional service organization fees not imposed by the Successor Funds. Neither the Successor Funds nor the Acquired Funds charge any redemption fees, exchange fees, or sales charges on reinvested dividends.

                                    EXAMPLES

         The examples are intended to help you compare the cost of investing in the Acquired Funds with the estimated cost of investing in the Successor Funds after the Reorganization. The examples assume that you invest $10,000 in each Fund for the time periods indicated and then close your account at the end of those periods. The examples also assume that your investment has a 5% return each year and that each Fund's operating expenses remain the same, except for the expiration of the Acquired Funds' fee waivers. The 5% return is an assumption and is not intended to portray past or future investment results. Based on the above assumptions, you would pay the following expenses if you redeem your shares at the end of each period shown. Your actual costs may be higher or lower.


                                       Fixed Income Fund                    Intermediate Investment Grade Fund
                                       -----------------                    ----------------------------------
                            Class A     Class B/(1)(2)/    Class C/(3)/    Investor Shares           Pro Forma
                            -------     ---------------    ------------    ---------------           ---------
1 Year                    $     606      $     628         $    328        $     106                 $   105
3 Year                        1,013            965              765              331                     328
5 Year                        1,444          1,329            1,329              574                     569
10 Year                       2,642          2,598            2,863            1,271                   1,259

-------------------------
(1) Class B shares of the Fund automatically convert to Class A shares after six years. The effect of the automatic conversion feature is reflected in the Examples set forth above.

(2) In the example above, if the Class B shares were not redeemed after 1 year, your costs would be $228 and after 3 years, your costs would be $765. Costs for the other time periods would remain the same.

(3) In the example above, if the Class C shares were not redeemed after 1 year, your costs would be $228. Costs for the other time periods would remain the same.

                                      Growth and Income Fund                         Equity Income Fund
                                      ----------------------                         ------------------
                             Class A      Class B/(1)(2)/     Class C/(3)/   Investor Shares         Pro Forma
                             -------      ---------------     ------------   ---------------         ---------
1 Year                    $     628      $     625           $     325       $        112           $      111
3 Year                        1,057            956                 756                350                  347
5 Year                        1,512          1,314               1,314                606                  601
10 Year                       2,769          2,640               2,833              1,340                1,329

-------------------------

(1) Class B shares of the Fund automatically convert to Class A shares after six years. The effect of the automatic conversion feature is reflected in the Examples set forth above.

(2) In the example above, if the Class B shares were not redeemed after 1 year, your costs would be $225 and after 3 years, your costs would be $756. Costs for the other time periods would remain the same.

(3) In the example above, if the Class C shares were not redeemed after 1 year, your costs would be $225. Costs for the other time periods would remain the same.

                          New York Tax-Free Bond Fund                  Intermediate New York Tax-Exempt Fund
                          ---------------------------                  -------------------------------------
                    Class A      Class B/(1)(2)/    Class C/(3)/        Investor Shares              Pro Forma
                    -------      ---------------    ------------        ---------------              ---------
1 Year           $     622      $     635          $     335           $      136                   $     129
3 Year               1,042            986                786                  425                         403
5 Year               1,487          1,363              1,363                  734                         697
10 Year              2,719          2,668              2,932                1,613                       1,534

__________________
(1) Class B shares of the Fund automatically convert to Class A shares after six years. The effect of the automatic conversion feature is reflected in the Examples set forth above.

(2) In the example above, if the Class B shares were not redeemed after 1 year, your costs would be $235 and after 3 years, your costs would be $786. Costs for the other time periods would remain the same.

(3) In the example above, if the Class C shares were not redeemed after 1 year, your costs would be $235. Costs for the other time periods would remain the same.

                    INVESTMENT ADVISOR AND ADVISORY AGREEMENT

     The Bank of New York, a bank organized under the laws of the State of New York with its principal offices located at One Wall Street, New York, New York 10286, manages each of the Successor Funds and, pursuant to an interim advisory agreement effective September 29, 2001, the Acquired Funds. Founded by Alexander Hamilton in 1784, it is one of the largest commercial banks in the United States, with over $77 billion in assets, as of December 31, 2000. The Bank of New York began offering investment services in the 1830s and today manages more than $65 billion in investments for institutions and individuals, as of June 30, 2001. The Bank of New York is subject to regulation by the New York State Banking Department and is a member bank of the Federal Reserve System. Through offices in New York City and abroad, The Bank of New York offers a wide range of services, primarily to governmental, institutional, corporate and individual customers in the United States and throughout the world.

     Under the terms of the Advisory Agreements, the investment advisory services The Bank of New York provides to the Successor Funds are not exclusive. The Bank of New York is free to and does render similar investment advisory services to others. The Bank of New York serves as investment advisor to personal investors and acts as fiduciary for trusts, estates and employee benefit plans. Certain of the assets of trusts and estates under management are invested in common trust funds for which The Bank of New York serves as trustee. The accounts managed or advised by The Bank of New York have varying investment objectives, and The Bank of New York invests assets of such accounts in investments substantially similar to, or the same as, those that are expected to constitute the principal investments of the Acquired Funds and the Successor Funds. Such accounts are supervised by officers and employees of The Bank of New York, who may also be acting in similar capacities for the Acquired Funds or the Successor Funds.

     The Bank of New York is responsible for all business activities and investment decisions for the Successor Funds. In return for these services, each Successor Fund pays an annual fee as set forth below:

                      SUCCESSOR FUND                  FEE AS A % OF
                                                  AVERAGE DAILY NET ASSETS

  Intermediate Investment Grade Fund                       0.50%
  Equity Income Fund                                       0.60%
  Intermediate New York Tax-Exempt Fund                    0.50%

         Since April 1, 1999, the Bank of New York has voluntarily agreed to limit the expenses of the Investor Shares of the Intermediate Investment Grade Fund and the Intermediate New York Tax-Exempt Fund to 1.04%. The limitation will be accomplished by waiving all or a portion of its advisory, accounting, custodial and certain other service fees and, if necessary, reimbursing expenses. This voluntary limitation of expenses may be modified or terminated at any time.

         Pursuant to an interim advisory agreement, each Acquired Fund pays The Bank of New York a monthly fee based upon the annual rates set forth below:

                                                        FEE AS A % OF
                        ACQUIRED FUND              AVERAGE DAILY NET ASSETS

  Fixed Income Fund                                         0.55%
  Growth and Income Fund                                    0.55%
  New York Tax-Free Bond Fund                               0.45%

         The Gramm-Leach-Bliley Act of 1999 repealed certain provisions of the Glass-Steagall Act that had previously restricted the ability of banks and their affiliates to engage in certain mutual fund activities. Nevertheless, The Bank of New York's activities remain subject to, and may be limited by, applicable federal banking law and regulations. The Bank of New York believes that it may perform the services for the Funds contemplated by the Advisory Agreements without violating the Glass-Steagall Act or other applicable banking laws or regulations. It is, however, possible that future change in either federal or state statutes and regulations concerning the permissible activities of banks or trust companies, as well as further judicial or administrative decisions and interpretations of present and future statutes and regulations, might prevent The Bank of New York from continuing to perform such services for the Funds.

         If The Bank of New York were prohibited from acting as investment advisor to the Successor Funds or the Acquired Funds, it is expected that the Directors or Trustees, as the case may be, would recommend to the applicable Funds' shareholders that they approve the Funds' entering into new investment advisory agreement with another qualified advisor selected by the Directors or Trustees, as the case may be.

                  INVESTMENT PERSONNEL OF THE BANK OF NEW YORK

         The day-to-day management of the Successor Funds is handled by teams of investment professionals under the leadership of the portfolio managers, who are described below.

         The Intermediate Investment Grade Fund is co-managed by Terence M. McCormick and Paul J. Pertusi. Mr. McCormick is a Vice President of The Bank of New York and has managed the Fund since 1999. He joined The Bank of New York in 1985 and has worked in the fixed income management division since 1992. Mr. Pertusi is a Vice President of The Bank of New York and has managed the Fund since 1999. Before joining The Bank of New York in 1997, he was an assistant portfolio manager at Merrill Lynch and managed portfolios for high net work individuals at Citibank.

         The Equity Income Fund is managed by Robert G. Knott, Jr. Mr. Knott is senior portfolio manager of the Fund and a Vice President of The Bank of New York. He has managed the Fund since its inception in 1992. He joined The Bank of New York in 1966 and has been managing assets since 1969.

         The Intermediate New York Tax-Exempt Fund is managed by Colleen M. Frey. Ms. Frey is a Vice President of The Bank of New York and group head of the tax-exempt bond management division. She has managed the Fund since its inception in 1992 and joined The Bank of New York in 1967.

               INTEREST OF THE BANK OF NEW YORK IN THE ACQUISITION

         The Bank of New York may be deemed to have an interest in the Plan and the Reorganization because it provides investment advisory services to each Successor Fund and each Acquired Fund. The Bank of New York receives compensation from each Fund for services it provides pursuant to separate advisory agreements which, in the case of the Acquired Funds, is an interim agreement. The terms and provisions of the current arrangements with The Bank of New York are described in each Successor Fund's Prospectus and Statement of Additional Information. Future growth of assets of the Successor Funds, if any, can be expected to increase the total amount of fees payable to The Bank of New York.

                              RELATIVE PERFORMANCE

         The following tables show the average annual total return for the Acquired Funds and the Successor Funds (excluding sales charges) for the 1-, 5-, and 10-year and since inception periods ended December 31, 2000.

         The performance of the Acquired Funds in the table does not reflect the deduction of sales loads, and returns would be lower if it did.

         Generally total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. The total returns are calculated using a standard formula set forth in SEC Rules. The SEC total return calculation method calls for computation and disclosure of an average annual compounded rate of return for one, five and ten year periods, or shorter periods from inception. The SEC formula provides a rate of return that equates a hypothetical initial investment of $10,000 to an ending redeemable value.

         The results presented are not intended to predict or suggest the return to be experienced by the Funds or the return you might achieve by investing in the Funds. Past performance is not an indication of future performance.


AVERAGE
ANNUAL                                                                               INTERMEDIATE INVESTMENT
RETURN                                    FIXED INCOME FUND                                GRADE FUND

                               Class A        Class B          Class C                   Investor Shares
                               -------        -------          -------                   ---------------
1-year                            7.48%         n/a              n/a                           9.10%
5-year                            4.85%         n/a              n/a                           5.00%
10-year                          n/a            n/a              n/a                           6.77%
Since Inception                   5.88%          2.24%           n/a                           6.54%

For the Fixed Income Fund, Class A commenced operations on January 15, 1993, Class B commenced operations on November 6, 2000 and Class C commenced operations on January 17, 2001.

For Investor Shares of the Intermediate Investment Grade Fund before May 1, 1997, performance figures are based on the performance of an unregistered Bank of New York common trust fund that had objectives and policies materially equivalent to those of the current mutual fund. Although the figures have been adjusted to attempt to reflect expenses associated with the mutual fund, they are only approximations. Many other factors also reduce their reliability. For example, the common trust fund performance might have been lower if it had been subject to the extra restrictions imposed on mutual funds.


AVERAGE
ANNUAL
RETURN                                  GROWTH AND INCOME FUND              EQUITY INCOME FUND

                               Class A        Class B          Class C       Investor Shares
                               -------        -------          -------       ---------------
1-year                          -10.52%        -11.39%         -11.39%            6.26%
5-year                           15.12%         14.79%          14.79%           15.60%
10-year                          15.23%         15.07%          15.07%            n/a
Since Inception                  13.00%         12.88%          12.88%           13.98%

For the Growth and Income Fund, Class A, Class B and Class C commenced operations on June 23, 1986.

Investor Shares of the Equity Income Fund commenced operations on August 10,
1992.

AVERAGE                                                                     INTERMEDIATE NEW YORK
ANNUAL RETURN                        NEW YORK TAX-FREE BOND FUND              TAX-EXEMPT FUND
                               Class A        Class B          Class C        Investor Shares
                               -------        -------          -------        ---------------
1-year                           10.56%          9.61%           n/a              8.49%
5-year                            5.07%          4.75%           n/a              4.23%
10-year                           6.79%          6.63%           n/a              n/a
Since Inception                   6.89%          6.75%           3.27%            4.55%

For the New York Tax-Free Bond Fund, Class A and Class B commenced operations March 21, 1989 and Class commenced operations on September 11, 2000.

Investor Shares of the Intermediate New York Tax-Exempt Fund commenced operations on August 10, 1992.

                      INFORMATION ABOUT THE REORGANIZATION

         THE AGREEMENT AND PLAN OF REORGANIZATION. The following summary is qualified in its entirety by reference to the form of Plan (Appendix A hereto). The Plan provides for the transfer of all of the assets of an Acquired Fund to its corresponding Successor Fund in exchange for shares of the Successor Fund and the assumption by the Successor Fund of the Acquired Fund's liabilities. The Acquired Fund will distribute the shares of the Successor Fund received in the exchange to the shareholders of the Acquired Funds and then each Acquired Fund will be liquidated. The Closing Date is expected to be as soon as practicable following the Special Meetings.

         After the Reorganization, shareholders of each Acquired Fund will own shares of the corresponding Successor Fund having an aggregate value equal to the aggregate value of the corresponding class of shares in the Acquired Fund held by such shareholder as of the close of business on the day of the Closing.

         Shareholders of Class A, Class B and Class C shares of an Acquired Fund will receive Investor Shares of the corresponding Successor Fund. In the interest of economy and convenience, shares of the Successor Funds generally will not be represented by physical certificates.

         Until the Closing, shareholders of the Acquired Funds will continue to be able to redeem their shares. Redemption requests received after the Closing will be treated as requests received by the Successor Fund for the redemption of its shares received by the shareholder in the Reorganization.

         The obligations of the Funds under the Plan are subject to various conditions, including approval of the shareholders of the applicable Acquired Fund. The Plan also requires that each of the Funds take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by the Plan. The Plan may be terminated by mutual agreement of the parties or on certain other grounds. Please refer to Appendix A to review the terms and conditions of the Plan.

         Approval of the Plan with respect to an Acquired Fund requires the affirmative vote of a majority of such Fund's outstanding shares in the aggregate without regard to class, in person or by proxy, if a quorum is present. Shareholders of each Acquired Fund are entitled to one vote for each share. If a Reorganization is not approved by shareholders of an Acquired Fund, the Board of Trustees will consider other possible courses of action available to it, including liquidation of the Acquired Fund.

REASONS FOR THE REORGANIZATION. After the merger of HSBC Bank and Republic National Bank of New York, the Board of Trustees of the Acquired Funds and HSBC Asset Management (Americas), Inc. ("HSBC Asset Management") discussed a possible combination of the Acquired Funds with the Republic Funds. After being unable to reach an agreement to do so, HSBC Asset Management suggested resigning from its position as investment advisor to the Acquired Funds. After discussion with the Board of Trustees, the Board of Trustees and HSBC Asset Management agreed that HSBC Asset Management would resign as investment advisor to the Acquired Funds, and the Board of Trustees accepted the resignation, which became effective on September 29, 2001.

         The Board of Trustees considered several candidates for replacement investment advisory services, and in light of all the facts and circumstances, including the pending resignation of HSBC Asset Management, the Board of Trustees unanimously agreed that The Bank of New York presented the best opportunity to enhance shareholder value for the Acquired Fund shareholders. On September 28, 2001, the Board of Trustees approved an interim advisory agreement with The Bank of New York. Pursuant to the applicable rules and regulations under the 1940 Act, this interim advisory agreement will expire 150 days from September 29, 2001, or February 26, 2002. The Board of Trustees believes that The Bank of New York will offer Acquired Fund shareholders the same level of service as was provided by HSBC Asset Management.

         In light of the agreement that HSBC Asset Management resign, the Board considered numerous alternatives, including liquidation of the Acquired Funds. After carefully considering the status of the Acquired Funds and all alternatives, the Board considered and approved the Reorganization at a meeting held on September 25, 2001. For the reasons discussed below, the Trustees, including all of the Trustees who are not "interested persons", as defined in the 1940 Act, of the Acquired Funds, determined that the proposed Reorganization is in the best interests of the Acquired Funds and its shareholders and that the interests of the shareholders of the Acquired Funds will not be diluted as a result of the proposed Reorganization. In presenting the Reorganization to the Board of Trustees, The Bank of New York emphasized, and the Board of Trustees focused on (i) the expense ratios and information regarding fees and expenses of the Acquired Funds and the Successor Funds, including the expense limitation arrangements, (ii) the relative investment performance of The Bank of New York,
(iii) the similarity of
the Successor Funds' investment objectives, policies and restrictions with those of the Acquired Funds, and (iv) the tax-free nature of the Reorganization to the Acquired Funds and its shareholders.

         The Reorganization will allow the Acquired Funds' shareholders to continue to participate in a portfolio that is professionally managed in a fund with a similar investment objective. As shareholders of the Successor Funds, these shareholders will be able to exchange into other mutual funds in the group of the BNY Hamilton fund family that offer the same class of shares in which such shareholder will be invested after the Reorganization.

         BOARD CONSIDERATIONS. The Board of Trustees of the Acquired Funds, in recommending the proposed transaction, considered a number of factors, including the following:

        (1) expense ratios and information regarding fees and expenses of the Acquired Funds and the Successor Funds, including the expense limitation arrangements;

        (2) estimates that show that combining the Acquired Funds IS EXPECTED to result in lower expense ratios in the absence of subsidies from management, because of economies of scale expected to result from an increase in the asset size of the Successor Funds;

        (3) the Reorganization would not dilute the interests of the Acquired Funds' current shareholders;

        (4)     the relative investment performance of The Bank of New York;

        (5) the similarity of the Successor Funds' investment objectives, policies and restrictions with those of the Acquired Funds;

        (6) the tax-free nature of the Reorganization to the Acquired Funds and its shareholders and that the Acquired Funds would receive an opinion of counsel to this effect;

        (7) the investment resources of the Successor Funds and distribution capabilities available to the Successor Funds;

        (8) the quality and caliber of services that have been enjoyed by shareholders of the BNY Hamilton fund family, including shareholders of the Successor Funds;

        (9) whether it is in the best interests of the Acquired Funds' shareholders to continue to operate the Acquired Funds; and

        (10)    alternatives to merging the Acquired Funds.

         The Board of Directors of the Successor Funds has also determined that it is advantageous to the Successor Funds to effect the Reorganization. Accordingly, the Board of Directors of the Successor Funds, including the Directors who are not "interested persons," as defined in the 1940 Act, has unanimously determined that the Reorganization is in the best interests of the Successor Funds and their shareholders and that the interests of the Successor Funds' shareholders would not be diluted as a result of the Reorganization.

                               TAX CONSIDERATIONS

         If the Reorganization is consummated as contemplated by the Plan, it is the opinion of Sullivan & Cromwell (based upon certain facts, qualifications, assumptions and representations) that, for federal income tax purposes: (i) the Reorganization will qualify as a tax-free reorganization and the Funds will each be a "party to a reorganization" within the meaning of the Code; and (ii) no gain or loss will be recognized by Acquired Fund shareholders on the conversion of shares of the Acquired Fund into Successor Fund shares.

         Immediately prior to the Reorganization, each Acquired Fund will pay a dividend or dividends which, together with all previous dividends, will have the effect of distributing to its shareholders each of the Acquired Fund's investment company taxable income for taxable years ending on or prior to the reorganization (computed without regard to any deduction for dividends paid) and all of its net capital gain, if any, realized in taxable years ending on or prior to the Reorganization (after reduction for any available capital loss carryforwards). Such dividends may be included in the taxable income of the Acquired Fund's shareholders.

         Shareholders should consult their tax advisor regarding the federal, state, local and foreign tax consequences of the Reorganization with respect to their individual circumstances.

                     DESCRIPTION OF SECURITIES TO BE ISSUED

         BNY Hamilton Funds, Inc. is registered with the SEC as an open-end management investment company. Each Successor Fund is a separate series of BNY Hamilton Funds, Inc. The Successor Funds offer two different classes of shares, Investor Shares and Institutional Shares. Investor Shares are subject to a Rule 12b-1 fee which is used to compensate the Successor Funds' distributor for distribution of fund shares. Investor Shares are not subject to any front-end or back-end sales charges. Institutional Shares are not subject to a Rule 12b-1 fee, but are restricted to direct investments over $100,000 or to investors who have specific asset management relationships with the investment advisor.

         Shares of the Successor Funds will be issued to the Acquired Funds in accordance with the procedures detailed in the Plan and as described in the Successor Funds' Statement of Additional Information. The Successor Funds will not issue share certificates to its shareholders. Following the Reorganization, holders of Class A, Class B and Class C shares of an Acquired Fund will receive Investor Shares of a corresponding Successor Fund. Therefore, holders of Class A, Class B and Class C shares of an Acquired Fund will become Investor Class shareholders of the Successor Funds. Class B and Class C shares that are converted pursuant to the Reorganization will not be subject to any contingent deferred sales charges.

         Holders of shares of a Successor Fund are entitled to one vote per full share and fractional votes for fractional shares held.

                                 CAPITALIZATION

         The following table shows on an unaudited basis, the capitalization of each of the Acquired Funds and each Successor Fund as of June 30, 2001, and on a Pro Forma basis as of June 30, 2001, giving effect to the Reorganization:

                                                                          NET ASSET
                                                                          VALUE PER              SHARES
                                                     NET ASSETS             SHARE              OUTSTANDING
FIXED INCOME FUND
Class A                                               $30,818,787           $9.92                3,105,835
Class B                                                  $687,233           $9.92                   69,261
Class C                                                  $537,432           $9.92                   54,162

INTERMEDIATE INVESTMENT GRADE FUND
Investor Shares                                        $5,221,956           $10.09                 517,304
Institutional Shares                                 $419,233,309           $10.09              41,551,773

PRO FORMA - INTERMEDIATE INVESTMENT GRADE FUND
Investor Shares                                       $37,265,408           $10.09               3,692,155
Institutional Shares                                 $419,223,309           $10.09              41,551,773

GROWTH AND INCOME FUND
Class A                                               $76,074,947           $11.62               6,545,899
Class B                                                $8,106,419           $11.41                 710,533
Class C                                                   $81,490           $11.40                   7,146

EQUITY INCOME FUND
Investor Shares                                       $30,250,023           $14.05               2,153,025
Institutional Shares                                 $459,978,329           $14.09              32,639,360

PRO FORMA - EQUITY INCOME FUND
Investor Shares                                      $114,512,879           $14.05               8,149,607
Institutional Shares                                 $459,978,329           $14.09              32,639,360

NEW YORK TAX-FREE BOND FUND
Class A                                               $26,488,877           $11.31               2,341,209
Class B                                                $1,823,946           $11.32                 161,151
Class C                                                  $301,866           $11.31                  26,682

INTERMEDIATE NEW YORK TAX-EXEMPT FUND
Investor Shares                                        $7,049,044           $10.68                 660,225
Institutional Shares                                  $41,473,202           $10.67               3,885,501

PRO FORMA - INTERMEDIATE NEW YORK TAX-EXEMPT FUND
Investor Shares                                       $35,663,733           $10.68               3,338,603
Institutional Shares                                  $41,473,202           $10.67               3,885,501


                         EXPENSES OF THE REORGANIZATION

         The Bank of New York will bear the entire cost of the Reorganization including, but not limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation of the BNY Hamilton Fund, Inc.'s registration statement, printing and distributing the Successor Funds' prospectus and the Acquired Funds' proxy material, legal fees, accounting fees, securities registration fees, and expense of holding shareholders' meetings.

                ADDITIONAL INFORMATION ABOUT THE SUCCESSOR FUNDS

         NET ASSET VALUE. The Successor Funds calculate their net asset value ("NAV") at the close of regular trading on The New York Stock Exchange (normally 4:00 p.m. eastern time) each day that the exchange is open. When market prices are not available, the Successor Funds will use fair value prices as determined by the Board of Directors. Purchase orders received before the regular close of The New York Stock Exchange will be executed at the NAV calculated at that day's close. The Equity Income Fund and the Intermediate Investment Grade Fund may invest in securities that are traded on foreign exchanges, which may be open when The New York Stock Exchange is closed. Thus, the value of an investment in each such Successor Fund may change on days when a shareholder will be unable to purchase or redeem shares.

         PURCHASES. After the Closing Date, shares of Successor Funds may be purchased in a similar manner as purchases of shares of the Acquired Funds. Successor Fund shares may be purchased by wire, by mail, through a dealer or through an automatic investment plan. The Successor Funds require an initial investment of $2,000 regardless of the purchase method chosen and minimum continuing investments of $100. In rare instances, the Successor Funds may accept securities in payment for Successor Fund shares. For a more complete discussion of share purchases, see the Prospectus and Statement of Additional Information of the Successor Funds.

         REDEMPTIONS. Like the Acquired Funds, shares of a Successor Fund may be redeemed by telephone, by mail, by exchange, by payment to a third party or through a systematic withdrawal plan. The Successor Funds require a signature guarantee for certain exchanges by mail and Automatic Clearing House redemptions are not on the Successor Funds. Redemptions are made at the NAV per share next determined after a request in proper form is received at the Successor Fund's office. Normally, payments of redemption proceeds will be mailed within seven days following receipt of the required documents. For a more complete discussion of share redemption procedures, see the Prospectus and Statement of Additional Information of the Successor Funds.

         Shares of the Acquired Funds will no longer be available for purchase beginning on the next Business Day following the Closing Date. Redemptions of Acquired Funds' shares may be effected until the Closing Date.

         EXCHANGES. Investor Shares of each Successor Fund are exchangeable for Investor Shares of other funds in the BNY Hamilton fund family, on the basis of their respective NAVs at the time of the exchange. Shares of a Successor Fund having a value of at least $500 may be exchanged for shares of the same class of shares of other funds in the BNY Hamilton family of funds. Appendix B lists the funds in the BNY Hamilton family of funds available to shareholders of the Acquired Funds after the Reorganization. For a more complete discussion of the Successor Funds' exchange policies, see the Prospectus and Statement of Additional Information of the Successor Funds.

         DIVIDENDS AND OTHER DISTRIBUTIONS. The Successor Funds pay dividends, if any, approximately 10 calendar days before month's end. Capital gains distributions, if any, are paid annually by the Successor Funds. Distributions are automatically paid in the form of additional fund shares, unless otherwise requested. Distributions from the Intermediate Investment Grade Fund are expected to be primarily ordinary income from dividends, while distributions from the Equity Income Fund are expected to be primarily capital gains.

         DISTRIBUTION (12b-1) FEES. The Board of Directors of the Successor Funds has adopted distribution plans under Rule 12b-1 on behalf of its Investor Shares. The Rule 12b-1 plans permit the Successor Funds to reimburse the distributor for distribution expenses in an amount up to 0.25% per annum of average daily net assets of the Investor Shares. Distribution expenses include, but are not limited to, fees paid to broker-dealers, telemarketing expenses, advertising costs, printing costs, and the cost of distributing materials borne by the distributor in connection with sales or selling efforts on behalf of the Investor Shares.

         ADMINISTRATION FEE. The Successor Funds use an administrator to assist generally in supervising the operations of the Successor Funds. The administrator has agreed to provide facilities, equipment and personnel to carry out administrative services for the Successor Funds. For these services, the administrator receives an annual fee, accrued daily and payable monthly, of 0.20% of the average daily net assets of the Successor Funds.

         FINANCIAL HIGHLIGHTS. For information relating to the financial performance of the Successor Funds for the past five years, see the Prospectus of the Successor Funds.

                       INFORMATION ON SHAREHOLDERS' RIGHTS

         GENERAL. The Acquired Funds and the Successor Funds are both series of open-end management investment companies registered under the 1940 Act. Both Funds continuously offer to sell shares at their current net asset values. The Acquired Funds are series of a Massachusetts business trust, governed by its First Amended and Restated Declaration of Trust, dated April 3, 1996 (the "Declaration of Trust"), By-Laws and Board of Trustees. The Successor Funds are series of a Maryland corporation organized on May 1, 1992, governed by its Articles of Incorporation, By-Laws and Board of Directors. Each Fund is also governed by applicable state and federal law. The Successor Funds each have an authorized capital of 200,000,000 shares of Investor Shares stock with a par value of $.001 per share. The Acquired Funds have an unlimited number of transferable shares of beneficial interest with a par value of $.001 per share. In each Fund, shares represent interests in the assets of the relevant Fund and have identical voting, dividend, liquidation and other rights (other than as set forth below) on the same terms and conditions except that expenses related to the distribution of each class of shares of the relevant Fund are borne solely by such class and each class of shares has exclusive voting rights with respect to provisions of such Fund's Rule 12b-1 distribution plan, if any, pertaining to that particular class.

         MULTI-CLASS STRUCTURE. Each Fund is authorized to offer multiple classes. The Successor Funds offer Investor Shares and Institutional Shares. The Successor Funds expect to continue to offer Investor Shares and Institutional Shares following the Reorganization. The Acquired Funds offer Class A, Class B and Class C shares and will not offer such shares following the Reorganization.

         TRUSTEES/DIRECTORS. The Declaration of Trust of the Acquired Funds and the By-Laws of the Successor Funds provide that the term of office of each Trustee or Director, respectively, shall be from the time of his or her election and qualification until his or her successor shall have been elected and shall have qualified or, in the case of the Acquired Funds, in the event of death, retirement, resignation or removal, bankruptcy, adjudication of incompetence or other incapacity to perform the duties of the office of Trustee and, in the case of the Successor Funds, the conclusion of the first regular meeting of the Board following such Director's seventieth birthday. Trustees of the Acquired Funds may be removed with cause by the affirmative vote of two-thirds of the remaining Trustees. Pursuant to Maryland law, Directors of the Successor Funds may be removed, with or without cause, by the affirmative vote of a majority of the votes entitled to be cast for the election of directors. Vacancies on the Boards of either the Acquired Funds or the Successor Funds may be filled by the Trustees/Directors remaining in office, provided that no vacancy or vacancies may be filled by action of the remaining Trustee/Directors if, after the filling of the vacancy or vacancies, fewer than two-thirds of the Trustees/Directors then holding office shall have been elected by the shareholders of the relevant Funds. A meeting of shareholders will be required for the purpose of electing Trustees/Directors whenever (a) fewer than a majority of the

Trustees/Directors then in office were elected by shareholders of the relevant Funds or (b) a vacancy exists that may not be filled by the remaining Trustees/Directors and must be filled.

         VOTING RIGHTS. Neither the Acquired Funds or the Successor Funds hold a meeting of shareholders annually, and there normally is no meeting of shareholders for the purpose of electing Trustees/Directors unless and until such time as less than a majority of the Trustees/Directors of the relevant Funds holding office have been elected by shareholders or a vacancy exists that may not be filled by the remaining Trustees/Directors. At such times, the Trustees or Directors then in office will call a shareholders' meeting for the election of Trustees/Directors.

         LIQUIDATION OR TERMINATION. In the event of the liquidation or termination of either an Acquired Fund or a Successor Fund, the shareholders of the relevant Fund are entitled to receive, when and as declared by the Trustees or Directors, the excess of the assets over the liabilities belonging to such Fund. In either case, the assets so distributed to shareholders will be distributed among the shareholders in proportion to the number of shares held by them and recorded on the books of such Fund.

         LIABILITY OF TRUSTEES OR DIRECTORS. The Articles of Incorporation of the Successor Funds provides that its Directors and officers shall not be liable to the Successor Funds for monetary damages for breach of fiduciary duty as a director or officer, except to the extent such exemption from liability or limitation thereof is not permitted by law. The Declaration of Trust of the Acquired Funds provides that Trustees and officers shall not be personally liable for any extension of credit to, contract with or claim against the Acquired Funds. Trustees of the Acquired Funds shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, employee or agent of the Acquired Funds, or the act or omission of any other Trustee. The Declaration of Trust, however, does not protect a Trustee or officer against any liability to which such person would otherwise be subject by reason of bad faith, willful misfeasance, gross negligence or reckless disregard of the duties involved in the conduct of such person's office. The constituent instruments of each of the Successor Funds and the Acquired Funds provide that the relevant Fund shall indemnify each Trustee/Director and officer and permit advances for the payment of expenses relating to the matter for which indemnification is sought, in the case of the Successor Funds, to the fullest extent permitted by applicable law and, in the case of the Acquired Funds, except for, among other things, bad faith, willful misfeasance, gross negligence or reckless disregard of the duties involved in the conduct of such Trustee's or officer's office.

         RIGHTS OF INSPECTION. Maryland law permits any shareholder of the Successor Funds or any agent of such shareholder to inspect and copy, during usual business hours, the By-Laws, minutes of shareholder proceedings, annual statements of the affairs and voting trust agreements of the relevant Fund on file at its principal offices. The By-Laws of the Acquired Funds provide that the records of the Acquired Funds shall be open for inspection by shareholders to the same extent as is permitted shareholders of a Massachusetts business corporation.

         SHAREHOLDER LIABILITY. Under Maryland law, shareholders of the Successor Funds do not have personal liability for corporate acts and obligations. Shares of the Successor Funds issued to the shareholders of the Acquired Funds in the Reorganization will be fully paid and nonassessable when issued, transferable without restrictions and will have no preemptive rights.

         Massachusetts law provides that shareholders of the Acquired Funds could, under certain circumstances, be held personally liable for the obligations of their Acquired Fund. However, the Declaration of Trust of the Acquired Funds disclaims shareholder liability for acts or obligations of the Acquired Funds. The Declaration of Trust of the Acquired Funds provides for indemnification from the Acquired Funds' property against all loss and expense arising from such liability. Thus, the risk of shareholder liability is limited to circumstances in which an Acquired Fund would be unable to meet its obligations. Upon payment of any liability incurred by an Acquired Fund, the shareholder paying the liability will be entitled to reimbursement from the general assets of their Acquired Fund.

         The foregoing is only a summary of certain characteristics of the operations of the Successor Funds and the Acquired Funds. The foregoing is not a complete description of the documents cited. Shareholders should refer to the provisions of the corporate documents and state laws governing each Fund for a more thorough description.

                                SERVICE PROVIDERS

         The following service providers presently are engaged by the Successor Funds to serve in the capacities indicated below:

Administrator and Distributor:         BNY Hamilton Distributors, Inc.
                                       90 Park Avenue
                                       New York, New York  10956

Transfer Agent and Dividend            BISYS Fund Services, Inc.
Disbursing Agent:                      P.O. Box 163310
                                       Columbus, Ohio  43216-3310

Custodian:                             The Bank of New York
                                       100 Church Street
                                       New York, New York  10286

Independent Auditors:                  Ernst & Young LLP
                                       787 Seventh Avenue
                                       New York, New York  10019

Legal Counsel:                         Sullivan & Cromwell
                                       125 Broad Street
                                       New York, New York  10004

                  GENERAL INFORMATION ABOUT THE PROXY STATEMENT

         SOLICITATION OF PROXIES. Solicitation of proxies is being made primarily by the mailing of this Notice and Joint Proxy Statement/Prospectus with its enclosures on or about December 26, 2001. Shareholders of an Acquired Fund whose shares are held by nominees, such as brokers, can vote their proxies by contacting their respective nominee. The Acquired Funds have retained Georgeson Shareholder Communications Inc., a professional proxy solicitation firm, to assist with any necessary solicitation of proxies. Shareholders of the Acquired Funds may receive a telephone call from the professional proxy solicitation firm asking the shareholder to vote. The anticipated cost of the solicitation is expected to be approximately [ ]. The Bank of New York will bear all proxy solicitation costs.

         A shareholder may revoke the accompanying proxy at any time prior to its use by filing with the Acquired Funds, a written revocation or duly executed proxy bearing a later date. In addition, any shareholder who attends the Special Meetings in person may vote by ballot at the Special Meetings, thereby canceling any proxy previously given. The persons named in the accompanying proxy will vote as directed by the proxy card, but in the absence of voting directions in any proxy card that is signed and returned, they intend to vote "FOR" the Reorganization proposal and may vote in their discretion with respect to other matters not now known to the Board of Trustees of the Acquired Funds that may be presented at the Special Meetings.

         VOTING RIGHTS. Shareholders of an Acquired Fund are entitled to one vote for each share held as to any matter on which they are entitled to vote and each fractional share shall be entitled to a proportionate fractional vote. Shares have no preemptive or subscription rights.

         Shareholders of an Acquired Fund at the close of business on December 1, 2001 (the "Record Date") will be entitled to be present and give voting instructions for the Acquired Funds at the Special Meetings with respect to their shares owned as of that Record Date. As of the Record Date, the number of shares of the Acquired Funds issued, outstanding and entitled to vote, are as indicated in the following table:

ACQUIRED FUND                           NUMBER OF SHARES ISSUED AND OUTSTANDING

Fixed Income Fund
Growth and Income Fund
New York Tax-Free Bond Fund

         Approval of the Reorganization for a particular Acquired Fund requires the affirmative vote of a majority of the outstanding shares of such Acquired Fund.

         The holders of a majority of the outstanding shares present in person or represented by proxy shall constitute a quorum. In the absence of a quorum, a majority of outstanding shares entitled to vote present in person or by proxy may adjourn the meeting from time to time until a quorum is present.

         If a shareholder abstains from voting as to any matter, or if a broker returns a "non-vote" proxy, indicating a lack of authority to vote on a matter, the shares represented by the abstention or non-vote will be deemed present at the Special Meetings for purposes of determining a quorum. However, abstentions and broker non-votes will not be deemed represented at the Special Meetings for purposes of calculating the vote on any matter. As a result, an abstention or broker non-vote will have the same effect as a vote against the Reorganization. The Acquired Funds expect that, before the Special Meetings, broker-dealer firms holding shares of an Acquired Fund in "street name" for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms' proxy solicitation materials, the Acquired Funds understand that the broker-dealers that are members of The New York Stock Exchange may vote on the items to be considered at the Special Meetings on behalf of their customers and beneficial owners under the rules of The New York Stock Exchange.

         [As of December 1, 2001, no current Trustee owns 1% or more of the outstanding shares of any Acquired Fund, and the officers and Trustees own, as a group, less than 1% of the shares of each Acquired Fund.]

         Appendix C hereto lists the persons that, as of December 1, 2001, owned beneficially or of record 5% or more of the outstanding shares of any class of an Acquired Fund or a Successor Fund.

         OTHER MATTERS TO COME BEFORE THE SPECIAL MEETINGS. The Acquired Funds do not know of any matters to be presented at the Special Meetings other than those described in this Joint Proxy Statement/Prospectus. If other business should properly come before the Special Meetings, the proxyholders will vote thereon in accordance with their best judgment.

         SHAREHOLDER PROPOSALS. BNYIA Mutual Funds Trust is not required to hold regular annual meetings and, in order to minimize their costs, do not intend to hold meetings of shareholders unless so required by applicable law, regulation, regulatory policy or if otherwise deemed advisable by the Trust's management. Therefore, it is not practicable to specify a date by which shareholder proposals must be received in order to be incorporated in an upcoming proxy statement for an annual meeting.

         REPORTS TO SHAREHOLDERS. Shareholders may obtain, without charge, a copy of the most recent Annual Report regarding the Acquired Funds and the most recent Semi-Annual Report succeeding the Annual Report, if any, by calling (800) 634-2536.

         FINANCIAL STATEMENTS AND EXPERTS. The audited Statements of Assets and Liabilities of the Successor Funds and the Acquired Funds, including their respective schedules of portfolio investments, as of December 31, 2000 and the related statements of operations for the year and/or period then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years (or such shorter period as the relevant Fund, or share class, has been in existence) in the period then ended, have been incorporated by reference into this Joint Proxy Statement/Prospectus in reliance upon the reports (except as noted below) of Ernst & Young LLP, independent accountants to each of the Acquired Funds and the Successor Funds, given on the authority of such firm as experts in accounting and auditing. In respect of the Successor Funds, Ernst & Young LLP has been independent accountants for each of the fiscal years ended December 31, 1999 and December 31, 2000. Prior to such periods, another accounting firm served as independent accountants for the Successor Funds.

         VALIDITY OF SHARES. The validity of the shares of the Successor Funds will be passed upon by counsel to the Successor Funds.

         IN ORDER THAT THE PRESENCE OF A QUORUM AT THE MEETING MAY BE ASSURED, PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                           Alaina V. Metz,
                           Assistant Secretary

December 19, 2001
3435 Stelzer Road
Columbus, Ohio 43219-3035

                                   APPENDIX A

                  FORM OF AGREEMENT AND PLAN OF REORGANIZATION

         THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this _____ day of _____________, 2001, by and between the BNY Hamilton Funds, Inc., a Maryland corporation (the "Company") with its principal place of business at 3435 Stelzer Road, Columbus, Ohio 43219, on behalf of its series, the ___________ (the "Successor Fund"), and BNYIA Mutual Funds Trust (formerly HSBC Mutual Funds Trust), a Massachusetts business trust (the "Trust") with its principal place of business at 3435 Stelzer Road, Columbus, Ohio 43219, on behalf of its series, _________ (the "Acquired Fund").

         This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer of all of the assets of the Acquired Fund to the Successor Fund in exchange solely for shares of stock of the Investor Shares class ($0.001 par value per share) of the Successor Fund (the "Successor Fund Shares"), the assumption by the Successor Fund of liabilities of the Acquired Fund, and the distribution of the Successor Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

         WHEREAS, each of the Acquired Fund and the Successor Fund are open-end, registered investment companies of the management type or a series thereof and the Acquired Fund owns securities, which generally are assets of the character in which the Successor Fund is permitted to invest;

         WHEREAS, the Directors of the Successor Fund have determined that the exchange of all of the assets of the Acquired Fund for Successor Fund Shares and the assumption of liabilities of the Acquired Fund by the Successor Fund is in the best interests of the Successor Fund and its shareholders and that the interests of the existing shareholders of the Successor Fund would not be diluted as a result of this transaction;

         WHEREAS, the Trustees of the Acquired Fund have determined that the exchange of all of the assets of the Acquired Fund for Successor Fund Shares and the assumption of liabilities of the Acquired Fund by the Successor Fund is in the best interests of the Acquired Fund and its shareholders and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction; and

         NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED FUND TO THE SUCCESSOR FUND IN EXCHANGE FOR THE SUCCESSOR FUND SHARES, THE ASSUMPTION OF ACQUIRED FUND LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED FUND

     1.1. Subject to the requisite approval of the Acquired Fund shareholders and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all of the Acquired Fund's assets, as set forth in paragraph 1.2, to the Successor Fund, and the Successor Fund agrees in exchange therefore: (i) to deliver to the Acquired Fund the number of full and fractional Successor Fund Shares determined by dividing the value of the Acquired

Fund's net assets with respect to each class, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Successor Fund Share of the same class, computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume the liabilities of the Acquired Fund, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

  1.2. (a) The assets of the Acquired Fund to be acquired by the Successor Fund shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the closing date provided for in paragraph 3.1 (the "Closing Date").

              (b) The Acquired Fund has provided the Successor Fund with a list of all of the Acquired Fund's assets as of the date of execution of this Agreement. The Acquired Fund reserves the right to sell any of these securities but will not, without the prior approval of the Successor Fund, acquire any additional securities other than securities of the type in which the Successor Fund is permitted to invest. The Acquired Fund will, within a reasonable time prior to the Closing Date, furnish the Successor Fund with a list of the securities, if any, on the Acquired Fund's list referred to in the first sentence of this paragraph which do not conform to the Successor Fund's investment objective, policies and restrictions. In the event that the Acquired Fund holds any investments which the Successor Fund may not hold, the Acquired Fund will dispose of such securities prior to the Closing Date. In addition, if it is determined that the portfolios of the Acquired Fund and the Successor Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Successor Fund with respect to such investments, the Acquired Fund, if requested by the Successor Fund, will dispose of and/or reinvest a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date.

  1.3. The Acquired Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Successor Fund shall assume the liabilities of the Acquired Fund reflected on unaudited statements of assets and liabilities of the Acquired Fund prepared by BISYS Fund Services, Inc. ("BISYS"), as of the Valuation Date (as defined in paragraph 2.1), in accordance with generally accepted accounting principles consistently applied from the prior audited period. The parties expressly agree that the Successor Fund shall have no obligation to reimburse BISYS for any amounts that may be owed to BISYS in connection with BISYS' role as financing agent for the Class B shares of the Acquired Fund. On or as soon as practicable prior to the Closing Date, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all (and in no event less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

  1.4. Immediately after the transfer of assets provided for in paragraph 1.1, the Acquired Fund will distribute to the Acquired Fund's shareholders of record with respect to each class of its shares, determined as of immediately after the close of business on the Closing Date (the "Acquired Fund Shareholders"), on a pro rata basis within that class, the Successor Fund Shares received by the Acquired Fund pursuant to paragraph 1.1, and will completely liquidate. Such distribution and liquidation will be accomplished, with respect to each class of the Acquired Fund's shares, by the transfer of the Successor Fund Shares then credited to the account of the Acquired Fund on the books of the Successor Fund to open accounts on the share records of the Successor Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of Successor Fund Shares to be so credited to Acquired Fund

Shareholders shall, with respect to each class, be equal to the aggregate net asset value of the Acquired Fund Shares of that same class owned by such shareholders on the Closing Date. All issued and outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund, although share certificates representing interests in shares of the Acquired Fund will represent a number of Successor Fund Shares after the Closing Date, as determined in accordance with Section 2.3. The Successor Fund shall not issue certificates representing the Successor Fund Shares in connection with such exchange.

     1.5. Ownership of Successor Fund Shares will be shown on the books of the Successor Fund's transfer agent. Shares of the Successor Fund will be issued in the manner described in the Successor Fund's then-current prospectus and statement of additional information.

     1.6. Any reporting responsibility of the Acquired Fund including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

     1.7. Any transfer taxes payable upon issuance of the Successor Fund Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Successor Fund Shares are to be issued and transferred.

2.   VALUATION

     2.1. The value of the Acquired Fund's assets to be acquired by the Successor Fund hereunder shall be the value of such assets computed as of immediately after the close of business of The New York Stock Exchange and after the declaration of any dividends on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures and then-current prospectus or statement of additional information with respect to the Acquired Fund, and valuation procedures established by the Acquired Fund's Board of Trustees.

     2.2. The net asset value of a Successor Fund Share shall be the net asset value per share computed with respect to that class as of immediately after the close of business of The New York Stock Exchange and after the declaration of any dividends on the Valuation Date, using the valuation procedures set forth in the Successor Fund's then-current prospectus or statement of additional information with respect to the Successor Fund, and valuation procedures established by the Successor Fund's Board of Directors.

     2.3. The number of Successor Fund Shares to be issued (including fractional shares, if any) in exchange for Class A, Class B and Class C shares of the Acquired Fund shall be determined with respect to each such class by dividing the value of the net assets with respect to shares of the Acquired Fund, as the case may be, determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of a Successor Fund Share, determined in accordance with paragraph 2.2.

     2.4. All computations of value shall be made by the Acquired Fund's designated record keeping agent and shall be subject to confirmation by the Successor Fund's record keeping agent and by each Fund's respective independent accountants.

3.   CLOSING AND CLOSING DATE

     3.1. The Closing Date shall be February [ ], 2002, or such other date as the parties may agree to in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time. The Closing shall be held at the offices of Sullivan & Cromwell or at such other time and/or place as the parties may agree.

     3.2. The Acquired Fund shall direct The Bank of New York as custodian for the Acquired Fund (the "Custodian"), to deliver, at the Closing, a certificate of an authorized officer stating that (i) the Acquired Fund's portfolio securities, cash, and any other assets ("Assets") shall have been delivered in proper form to the Successor Fund within two business days prior to or on the Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund's portfolio securities represented by a certificate or other written instrument shall be presented by the Acquired Fund Custodian to the custodian for the Successor Fund for examination no later than five business days preceding the Closing Date, and shall be transferred and delivered by the Acquired Fund as of the Closing Date for the account of the Successor Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Custodian shall deliver as of the Closing Date by book entry, in accordance with the customary practices of such depositories and the Custodian, the Acquired Fund's portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the Investment Company Act of 1940, as amended (the "1940 Act"). The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

     3.3. The Acquired Fund shall direct BISYS Fund Services, Inc. (the "Transfer Agent"), on behalf of the Acquired Fund, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Successor Fund shall issue and deliver a confirmation evidencing the Successor Fund Shares to be credited on the Closing Date to the Secretary of the Acquired Fund, or provide evidence satisfactory to the Acquired Fund that such Successor Fund Shares have been credited to the Acquired Fund's account on the books of the Successor Fund. At the Closing each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

     3.4. In the event that on the Valuation Date (a) The New York Stock Exchange or another primary trading market for portfolio securities of the Successor Fund or the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Trustees of the Acquired Fund or the Board of Directors of the Successor Fund, accurate appraisal of the value of the net assets of the Successor Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4.   REPRESENTATIONS AND WARRANTIES

     4.1. Except as has been disclosed to the Successor Fund, the Trust, on behalf of the Acquired Fund, represents and warrants to the Successor Fund as follows:

          (a) The Acquired Fund is duly organized as a series of BNYIA Mutual Funds Trust, a business trust duly organized, validly existing and in good standing under the laws of The Commonwealth of Massachusetts with power under its Agreement and Declaration of Trust to own all of its properties and assets and to carry on its business as it is now being conducted;

          (b) The Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of shares of the Acquired Fund under the Securities Act of 1933, as amended ("1933 Act"), is in full force and effect;

          (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act and such as may be required by state securities laws;

          (d) The current prospectus and statement of additional information of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used during the three years previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

          (e) On the Closing Date, the Trust will have good and marketable title to the Acquired Fund's assets to be transferred to the Successor Fund pursuant to paragraph 1.2 and full right, power, and authority to sell, assign, transfer and deliver such assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such assets, the Successor Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Successor Fund;

          (f) The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Trust's Agreement and Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust, with respect to the Acquired Fund, is a party or by which the Trust, with respect to the Acquired Fund, is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Trust, with respect to the Acquired Fund, is a party or by which the Trust, with respect to the Acquired Fund, is bound;

          (g) The Trust has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to the Acquired Fund prior to the Closing Date;

          (h) Except as otherwise disclosed in writing to and accepted by the Successor Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquired Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

          (i) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Fund at December 31, 2000 have been audited by Ernst & Young LLP independent accountants, and are in accordance with generally accepted accounting principles ("GAAP") consistently applied, and such statements (copies of which have been furnished to the Successor Fund) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

          (j) Since December 31, 2000 there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Successor Fund. For the purposes of this subparagraph (j), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund's portfolio, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund Shares by shareholders of the Acquired Fund shall not constitute a material adverse change;

          (k) At the date hereof and the Closing Date, all federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquired Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

          (l) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income and net capital gain for the period ending on the Closing Date;

          (m) All issued and outstanding shares of the Acquired Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquired Fund and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. All of the issued and outstanding shares of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph
3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Fund, nor is there outstanding any security convertible into any of the Acquired Fund shares;

          (n) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Trustees of the Trust, and, subject to the approval of the shareholders of the Acquired Fund, this Agreement will constitute a valid and binding obligation of the Trust, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

          (o) The information to be furnished by the Trust, on behalf of the Acquired Fund, for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

          (p) The proxy statement of the Acquired Fund (the "Proxy Statement") to be included in the Registration Statement referred to in paragraph 5.6, insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement and on the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading provided, however, that the representations and warranties in this subparagraph
(p) shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished by the Company or the Successor Fund for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

     4.2. The Company, on behalf of the Successor Fund, represents and warrants to the Acquired Fund as follows:

          (a) The Successor Fund is duly organized as a series of the BNY Hamilton Funds, Inc., which is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland with power to own all of its properties and assets and to carry on its business as it is now being conducted;

          (b) The Company is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of shares of the Successor Fund under the 1933 Act, is in full force and effect;

          (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Successor Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

          (d) The current prospectus and statement of additional information of the Successor Fund conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

          (e) On the Closing Date, the Company will have good and marketable title to the Successor Fund's assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquired Fund has received notice and necessary documentation at or prior to the Closing;

          (f) The Successor Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Company's Charter or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Company, on behalf of the Successor Fund, is a party or by which the Company, on behalf of the Successor Fund, is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Company, on behalf of the Successor Fund, is a party or by which the Company, on behalf of the Successor Fund, is bound;

          (g) Except as otherwise disclosed in writing to and accepted by the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Successor Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Successor Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

          (h) Since December 31, 2000, there has not been any material adverse change in the Successor Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Successor Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Fund. For purposes of this subparagraph (i), a decline in net asset value per share of the Successor Fund due to declines in market values of securities in the Successor Fund's portfolio, the discharge of Successor Fund liabilities, or the redemption of Successor Fund Shares by shareholders of the Successor Fund, shall not constitute a material adverse change;

          (i) On the Closing Date, all federal and other tax returns, dividend reporting forms, and other tax-related reports of the Successor Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Successor Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

          (j) For each taxable year of its operation, the Successor Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code;

          (k) All issued and outstanding Successor Fund Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. The Successor Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Successor Fund Shares, nor is there outstanding any security convertible into any Successor Fund Shares;

          (l) The execution, delivery and performance of this Agreement will have been fully authorized prior to the Closing Date by all necessary action, if any, on the part of the Directors of the Company, on behalf of the Successor Fund, and this Agreement will constitute a valid and binding obligation of the Company, on behalf of the Successor Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

          (m) The Successor Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Successor Fund Shares, and will be fully paid and non-assessable;

          (n) The information to be furnished by the Successor Fund for use in the registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

          (o) That insofar as it relates to the Successor Fund, the Registration Statement relating to the Successor Fund Shares issuable hereunder will, on the effective date of the Registration Statement (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading provided, however, that the representations and warranties in this subparagraph (o) shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquired Fund for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

5. COVENANTS OF THE COMPANY, WITH RESPECT TO THE SUCCESSOR FUND, AND THE TRUST, WITH RESPECT TO THE ACQUIRED FUND

     5.1. The Company, with respect to the Successor Fund, and the Trust, with respect to the Acquired Fund, each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

     5.2. The Trust, on behalf of the Acquired Fund, will call a meeting of the shareholders of the Acquired Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

     5.3. The Trust, on behalf of the Acquired Fund, covenants that the Successor Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

     5.4. The Trust, on behalf of the Acquired Fund, will assist the Successor Fund in obtaining such information as the Successor Fund reasonably requests concerning the beneficial ownership of the Acquired Fund shares.

     5.5. Subject to the provisions of this Agreement, the Company, on behalf of the Successor Fund, and the Trust, on behalf of the Acquired Fund, will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

     5.6. The Trust, on behalf of the Acquired Fund, will provide the Company, on behalf of the Successor Fund, with information reasonably necessary for the preparation of a prospectus (the "Prospectus") which will include the Proxy Statement referred to in paragraph 4.1(p), all to be included in a Registration Statement on Form N-14 of the Trust, on behalf of the Successor Fund, and any supplement or amendment thereto (the "Registration Statement"), in compliance with the 1933 Act, the 1934 Act and the 1940 Act, in connection with the meeting of the shareholders of the Acquired Fund to consider approval of this Agreement and the transactions contemplated herein.

     5.7. As soon as is reasonably practicable after the Closing, the Acquired Fund will make a liquidating distribution to its shareholders consisting of the Successor Fund Shares received at the Closing.

     5.8. The Company, on behalf of the Successor Fund, and the Trust, on behalf of the Acquired Fund, shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

     5.9. The Trust, on behalf of the Acquired Fund, covenants that it will, from time to time, as and when reasonably requested by the Successor Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Successor Fund may reasonably deem necessary or desirable in order to vest in and confirm the Successor Fund's title to and possession of all the assets and otherwise to carry out the intent and purpose of this Agreement.

     5.10. The Company, on behalf of the Successor Fund, will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

           The obligations of the Trust to consummate on behalf of the Acquired Fund the transactions provided for herein shall be subject, at the Trust's election, to the performance by the Successor Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

     6.1. All representations and warranties by or on behalf of the Successor Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

     6.2. The Company shall have delivered to the Acquired Fund a certificate executed in its name by its President or Vice President and its Secretary, Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties by or on behalf of the Successor Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement and as to such other matters as the Acquired Fund shall reasonably request;

     6.3. The Successor Fund or the Company, as the case may be, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Successor Fund or the Company, as the case may be, on or before the Closing Date; and

     6.4. The Acquired Fund and the Successor Fund shall have agreed on the number of full and fractional Successor Fund Shares of the Investor Class to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

7.      CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SUCCESSOR FUND

          The obligations of the Company to consummate on behalf of the Successor Fund the transactions provided for herein shall be subject, at the Company's election, to the performance by the Acquired Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

     7.1. All representations and warranties by or on behalf of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

     7.2. The Trust shall have delivered to the Successor Fund a statement of the Acquired Fund's assets and liabilities, as of the Closing Date, certified by the Treasurer of the Acquired Fund;

     7.3. The Trust shall have delivered to the Successor Fund on the Closing Date a certificate executed in its name by its President or Vice President and its Secretary, Treasurer or Assistant Treasurer, in form and substance satisfactory to the Successor Fund and dated as of the Closing Date, to the effect that the representations and warranties by or on behalf of the Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Successor Fund shall reasonably request;

     7.4. The Acquired Fund or the Trust, as the case may be, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Fund or the Trust, as the case may be, on or before the Closing Date;

     7.5. The Acquired Fund and the Successor Fund shall have agreed on the number of full and fractional Successor Fund Shares of the Investor Class to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1;

     7.6. The Acquired Fund shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 4:00 p.m. Eastern time on the Closing; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

     7.7. The Successor Fund shall have received on the Closing Date a favorable opinion of Paul, Weiss, Rifkind, Wharton & Garrison, counsel to the Acquired Fund, in a form satisfactory to the Secretary of the Successor Fund, covering the following points:

          That (a) the Trust is a validly existing business trust and in good standing under the laws of The Commonwealth of Massachusetts and has the power to own all of its properties and assets and to carry on its business as a registered investment company and the Acquired Fund is a duly established series of the Trust; (b) the Agreement has been duly authorized, executed and delivered by the Trust, on behalf of the Acquired Fund and, assuming due authorization, execution and delivery of the Agreement by the

Company, on behalf of the Successor Fund, is a valid and binding obligation of the Trust, on behalf of the Acquired Fund, enforceable against the Trust, on behalf of the Acquired Fund in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; (c) the execution and delivery of the Agreement did not, and the consummation of the transactions contemplated hereby will not, conflict with the Trust's Declaration of Trust or By-Laws or in a material violation of any provision of any material agreement (known to such counsel) to which the Acquired Fund is a party or by which it or its property is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any material agreement, judgment, or decree to which the Acquired Fund is a party or by which it or its property is bound; (d) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or The Commonwealth of Massachusetts is required for the consummation by the Trust, on behalf of the Acquired Fund, of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities laws; (e) the Proxy Statement (except as to financial and statistical data contained therein, as to which no opinion need be given), as of its date, appeared on its face to be appropriately responsive in all material respects to the 1934 Act and the 1940 Act and the rules and regulations thereunder; provided, however, that such counsel shall be entitled to state that it does not assume any responsibility for the accuracy, completeness or fairness of the Proxy Statement; (f) to the knowledge of such counsel, there is no legal, administrative or governmental proceeding, investigation, order, decree or judgment of any court or governmental body, only insofar as they relate to the Acquired Fund or its assets or properties, pending, threatened or otherwise existing on or before the effective date of the Registration Statement or the Closing Date, which is required to be described in the Registration Statement or to be filed as an exhibit to the Registration Statement which is not described or filed as required or which materially and adversely affect the Acquired Fund's business; and (g) the Trust is registered as an investment company under the 1940 Act, and, to the knowledge of such counsel, its registration with the Commission as an investment company under the 1940 Act is in full force and effect.

          Such counsel may rely as to matters governed by the laws of The Commonwealth of Massachusetts on an opinion of Massachusetts counsel and/or certificates of officers or directors of the Acquired Fund. Such opinion also shall include such other matters incident to the transaction contemplated hereby, as the Company may reasonably request.

     7.8. The Successor Fund shall have received from Ernst & Young LLP a letter addressed to the Successor Fund dated as of the effective date of the Registration Statement in form and substance satisfactory to the Successor Fund, to the effect that:

          (a) they are independent public accountants with respect to the Acquired Fund within the meaning of the 1933 Act and the applicable regulations thereunder; and

          (b) in their opinion, the financial statements and financial highlights of the Acquired Fund included or incorporated by reference in the Registration Statement and reported on by them comply as to form in all material aspects with the applicable accounting requirements of the 1933 Act and the rules and regulations thereunder.

     7.9. The Successor Fund shall have received from Ernst & Young LLP a letter addressed to the Successor Fund dated as of the effective date of the Registration Statement in form and substance satisfactory to the Successor Fund, to the effect that:

               (a) they are independent public accountants with respect to the Successor Fund within the meaning of the 1933 Act and the applicable regulations thereunder;

               (b) in their opinion, the financial statements and financial highlights of the Successor Fund included or incorporated by reference in the Registration Statement and reported on by them comply as to form in all material aspects with the applicable accounting requirements of the 1933 Act and the rules and regulations thereunder; and

               (c) on the basis of limited procedures agreed upon by the Successor Fund and the Acquired Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), specified information relating to each Fund appearing in the Registration Statement and the Proxy Statement has been obtained from the accounting records of such Fund or from schedules prepared by officers of each Fund having responsibility for financial and reporting matters and each information is in agreement with such records, schedules or computations made therefrom.

     7.10. The Acquired Fund shall have delivered to the Acquiring Fund, pursuant to paragraph 4.1(i), copies of financial statements of the Acquired Fund as of and for the fiscal year ended December 31, 2000.

     7.11. The Successor Fund shall have received from Ernst & Young LLP a letter addressed to the Successor Fund and dated as of the Closing Date stating that, as of a date no more than three (3) business days prior to the Closing Date, Ernst & Young LLP performed limited procedures and that on the basis of those procedures it confirmed the matters set forth in paragraph 7.9.

     7.12. The Rule 12b-1 Plans for the Acquired Fund shall have been terminated effective not later than the day prior to the Closing Date.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SUCCESSOR FUND AND THE ACQUIRED FUND

           If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Acquired Fund or the Successor Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

     8.1. The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Trust's Agreement and Declaration of Trust, By-Laws, applicable Massachusetts law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Successor Fund. Notwithstanding anything herein to the contrary, neither the Successor Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 8.1;

     8.2. On the Closing Date no action, suit or other proceeding shall be pending or, to its knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

     8.3. All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Successor Fund or the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Successor Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions;

     8.4. The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

     8.5. The parties shall have received an opinion of Sullivan & Cromwell addressed to the Acquired Fund and the Successor Fund substantially to the effect that, (based upon certain facts, qualifications, assumptions, and representations) for federal income tax purposes: (i) the transaction contemplated by this Agreement shall constitute a tax-free reorganization and the Acquired Fund and the Successor Fund will each be a "party to a reorganization" within the meaning of the Code; and (ii) no gain or loss will be recognized by Acquired Fund shareholders on the conversion of shares of the Acquired Fund into Successor Fund Shares. The delivery of such opinion is conditioned upon receipt by Sullivan & Cromwell of representations it shall request of the Successor Fund and the Acquired Fund. Notwithstanding anything herein to the contrary, neither the Successor Fund nor the Acquired Fund may waive the condition set forth in this paragraph 8.5.

9. INDEMNIFICATION

     9.1. The Successor Fund agrees to indemnify and hold harmless the Acquired Fund and each of the Trust's Trustees and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally the Acquired Fund or any of its Trustees or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Successor Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

     9.2. The Acquired Fund agrees to indemnify and hold harmless the Successor Fund and each of the Company's Directors and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally the Successor Fund or any of its Directors or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

10.  BROKERAGE FEES AND EXPENSES

     10.1. The Successor Fund represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

     10.2. None of the expenses relating to the Reorganization will be borne by the Successor Fund. The expenses relating to the proposed Reorganization will be borne by The Bank of New York. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation of the Registration Statement, printing and distributing the Successor Fund's prospectus and the Acquired Fund's proxy materials, legal fees, accounting fees, securities registration fees, and expenses of holding shareholders' meetings.

11.  ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

     11.1. The Company and the Trust agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

     11.2. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.

12.  TERMINATION

     12.1. This Agreement may be terminated and the transactions contemplated hereby may be abandoned by either party by (i) mutual agreement of the parties, or (ii) by either party if the Closing shall not have occurred on or before February 26, 2002, unless such date is extended by mutual agreement of the parties, or (iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective Directors, Trustees or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

13.  AMENDMENTS

     13.1. This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Trust and the Company; provided, however, that following the meeting of the shareholders of the Acquired Fund called by the Trust pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Successor Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

14.  NOTICES

     14.1. Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, personal service or prepaid or certified mail addressed to the Trust, 3435 Stelzer Road, Columbus, Ohio 43219, attn: Walter B. Grimm, in each case with a copy to Paul, Weiss, Rifkind, Wharton & Garrison, 1285 Avenue of the Americas, New York, New York 10019-6064, attn: Steven R. Howard, and to the Company, 3435 Stelzer Road, Columbus, Ohio 43219, attn: Mick Grunewald, in each case with a copy to Sullivan & Cromwell, 125 Broad Street, New York, New York 10004, attn: John E. Baumgardner, Jr.

15.  HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF
LIABILITY

     15.1. The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     15.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     15.3. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

     15.4. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     15.5. It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of the Directors, Trustees, shareholders, nominees, officers, agents, or employees of the Company or the Trust personally, but shall bind only the property of the Acquired Fund or the Successor Fund, as the case may be, as provided in the Articles of Incorporation of the Company or Agreement and Declaration of Trust of the Trust. The execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Acquired Fund or the Successor Fund, as the case may be.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President and its seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

                                            BNY HAMILTON FUNDS, INC.
                                            on behalf of

                                            ________________________.

                                            ________________________
                                            By:_____________________
                                            Title:__________________

Attest: ______________________

                                            BNYIA MUTUAL FUNDS TRUST,
                                            on behalf of

                                            ________________________.


                                            ________________________
                                            By:
                                            Title:__________________

Attest: ______________________

                                   APPENDIX B

         The following is a list of portfolios in the BNY Hamilton Family of Funds available to holders of Investor Shares of the Successor Funds after the Reorganization.

BNY HAMILTON FUND

Equity Income Fund

Large Cap Value Fund

Large Cap Growth Fund

International Equity Fund

Small Cap Growth Fund

Intermediate Government Fund

Intermediate Investment Grade Fund

Intermediate Tax-Exempt Fund

Intermediate New York Tax-Exempt Fund

S&P 500 Index Fund

U.S. Bond Market Index Fund

                                   APPENDIX C

         As of December 1, 2001, the following persons owned beneficially or of record 5% or more of the outstanding shares of the specified class of the Fixed Income Fund:

         As of December 1, 2001, the following persons owned beneficially or of record 5% or more of the outstanding shares of the specified class of the Growth and Income Fund:

         As of December 1, 2001, the following persons owned beneficially or of record 5% or more of the outstanding shares of the specified class of the New York Tax-Free Bond Fund:

         As of December 1, 2001, the following persons owned beneficially or of record 5% or more of the outstanding shares of the specified class of the following BNY Hamilton Intermediate Investment Grade Fund:

         As of December 1, 2001, the following persons owned beneficially or of record 5% or more of the outstanding shares of the specified class of the following BNY Hamilton Equity Income Fund:

         As of December 1, 2001, the following persons owned beneficially or of record 5% or more of the outstanding shares of the specified class of the following BNY Hamilton Intermediate New York Tax-Exempt Fund:

                                     PART B
                            BNY HAMILTON FUNDS, INC.

                       Statement of Additional Information
                                December 19, 2001

This Statement of Additional Information is available to the Shareholders of Fixed Income Fund, Growth and Income Fund, and New York Tax-Free Bond Fund (collectively, the "Acquired Funds"), each a series of BNYIA Mutual Funds Trust (formerly HSBC Mutual Funds Trust), in connection with a proposed transaction whereby all of their assets will be transferred to BNY Hamilton Intermediate Investment Grade Fund, BNY Hamilton Equity Income Fund and BNY Hamilton Intermediate New York Tax-Exempt Fund, respectively (collectively, the "Successor Funds"), each a series of the BNY Hamilton Funds, Inc., in exchange for shares of the Successor Funds and the assumption by the Successor Funds of the Acquired Funds' liabilities.

This Statement of Additional Information of the BNY Hamilton Funds, Inc. consists of this cover page and the following documents, each of which was filed electronically with the Securities and Exchange Commission and is incorporated by reference herein:

1. The Statement of Additional Information for the Successor Funds dated April 30, 2001.

2. The Semi-Annual Reports of the Acquired Funds and the Successor Funds for the six-month period ended June 30, 2001.

This Statement of Additional Information is not a Prospectus. A Joint Proxy Statement/Prospectus dated December 19, 2001 relating to the Reorganization of the Acquired Funds may be obtained, without charge, by writing to the Successor Funds at 3425 Stelzer Road, Columbus, Ohio, 43219 or calling (800) 426-9363. This Statement of Additional Information should be read in conjunction with the Joint Proxy Statement/Prospectus.

                              FINANCIAL STATEMENTS

         The Semi-Annual Reports of the Acquired Funds and the Successor Funds, each for the six-month period ended June 30, 2001, and each including unaudited financial statements, notes to the financial statements and report of the independent auditors, are incorporated by reference herein. To obtain a copy of the Semi-Annual Reports without charge, please call (800) 634-2536.

                   PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

         The following tables set forth the unaudited pro forma condensed Statement of Assets and Liabilities and Schedule of Investments as of June 30, 2001 and the unaudited pro forma condensed Statement of Operations for the twelve-month period ended June 30, 2001 for the New York Tax-Free Bond Fund and the BNY Hamilton Intermediate New York Tax-Exempt Fund, as adjusted, giving effect to the Acquisition.

BNY Hamilton Intermediate New York Tax-Exempt Fund
HSBC New York Tax-Free Bond Fund
Proforma Statement of Assets and Liabilities
June 30, 2001 (unaudited)

-------------------------------------------------------------------------------------------------------------------------

                                                          BNY Hamilton
                                                      Intermediate New York     HSBC NEW York
                                                        Tax-Exempt Fund       Tax-Free Bond Fund      Combined
                                                        -------------------- --------------------   ------------
ASSETS:
    Investments at market value,
      (Cost $45,978,443, $27,528,028 and $73,506,471,
        respectively)                                     $ 47,359,774         $ 28,632,561           $ 75,992,335
    Receivables:
      Interest                                                 723,790              475,361              1,199,151
      Dividends                                                      0                  514                    514
      Investments sold                                         521,069                    0                521,069
      Capital stock sold                                         2,040                    0                  2,040
    Other assets                                                10,457                  549                 11,006
                                                            ----------           ----------             ----------
      Total Assets                                          48,617,130           29,108,985             77,726,115
                                                            ----------           ----------             ----------

LIABILITIES:
    Payables:

      Dividends                                                 50,703               92,086                142,789
      Investments purchased                                          0              369,362                369,362
      Services provided by The Bank of New York and
       Administrator                                            21,386               19,302                 40,688
      Capital stock repurchased                                  6,724                    0                  6,724
    Accrued expenses and other liabilities                      16,071               13,546                 29,617
                                                          ------------         ------------           ------------
   Total Liabilities                                            94,884              494,296                589,180
                                                          ------------         ------------           ------------

NET ASSETS:                                               $ 48,522,246         $ 28,614,689           $ 77,136,935
                                                          ============         ============           ============

SOURCES OF NET ASSETS:

    Capital stock @ par                                   $      4,546         $         --           $      4,546
    Capital surplus                                         46,777,081           28,050,783             74,827,864
    Undistributed net investment loss                                0              (10,203)               (10,203)
    Accumulated net realized gain on investments               359,288             (530,424)              (171,136)
    Net unrealized appreciation on  investments              1,381,331            1,104,533              2,485,864
                                                          ------------         ------------           ------------
                                                          ============         ============           ============
NET ASSETS:                                               $ 48,522,246         $ 28,614,689           $ 77,136,935
                                                          ============         ============           ============
INSTITUTIONAL SHARES:
    Net assets                                            $ 41,473,202                                $ 41,473,202
                                                          ------------                                ------------
    Shares outstanding                                       3,885,501                                   3,885,501
                                                          ------------                                ------------
    Net asset value, offering price and
         repurchase price per share                       $      10.67                                $      10.67
                                                          ============                                ============

INVESTOR SHARES:
    Net assets                                            $  7,049,044                                $ 35,663,733
                                                          ------------                                ------------
    Shares outstanding                                         660,225                                   3,338,603
                                                          ------------                                ------------
    Net asset value, offering price and
         repurchase price per share                       $      10.68                                $      10.68
                                                          ============                                ============

Class A Shares:
    Net assets                                                                 $ 26,488,877
                                                                               ------------
    Shares outstanding                                                            2,341,209
                                                                               ------------
    Net asset value, offering price and
         repurchase price per share                                            $      11.31
                                                                               ============

Class B Shares:
    Net assets                                                                 $  1,823,946
                                                                               ------------
    Shares outstanding                                                              161,151
                                                                               ------------
    Net asset value, offering price and
         repurchase price per share                                            $      11.32
                                                                               ============

Class C Shares:
    Net assets                                                                 $    301,866
                                                                               ------------
    Shares outstanding                                                               26,682
                                                                               ------------
    Net asset value, offering price and
         repurchase price per share                                            $      11.31
                                                                               ============

See Notes to Pro Forma Financial Statements

BNY HAMILTON NEW YORK TAX-EXEMPT FUND
HSBC NEW YORK TAX-FREE BOND FUND
PRO FORMA STATEMENT OF INVESTMENTS

                                                                             BNY Hamilton
                                                                             Intermediate     HSBC New
                                                                              New York          York
                                                                             Tax-Exempt      Tax-Exempt
                                                                                Fund            Fund
                                                                            June 30, 2001   June 30,2001
                                                                              SUCCESSOR       SUCCESSOR    Pro Forma
                                                                                FUND            FUND       Combined*
                                                         Coupon   Maturity
           Security Description                           Rate     Date       Shares/Par     Shares/Par   Shares/Par
--------------------------------------------------------------------------------------------------------------------
ALBANY COUNTY AIRPORT                                      5.50   12/15/19                   750,000         750,000
BETHLEHEM NEW YORK CENTRAL SCHOOL DISTRICT                 7.10    11/1/07                   200,000
BONY SWEEP                                                 2.35   12/31/99                       251
DREYFUS MUNICIPAL MONEY MARKET FUND                           -               1,421,853                    1,421,853
DUTCHESS NEW YORK                                          5.75     8/1/08    1,000,000                    1,000,000
FEDERATED NEW YORK TAX FREE                                   -                 682,759                      682,759
HEMPSTEAD TOWN NEW YORK  IDA                              4,875    12/1/06      700,000                      700,000
HEMPSTEAD TOWN NEW YORK  IDA                               5.00    12/1/07    1,000,000                    1,000,000
LONG ISLAND POWER AUTHORITY NEW YORK ELECTRIC
   SYSTEMS REVENUE                                         5.50    12/1/10    1,000,000                    1,000,000
METROPOLITAN TRANSIT AUTHORITY NEW YORK                    5.75     7/1/07    1,000,000                    1,000,000
METROPOLITAN TRANSIT AUTHORITY NEW YORK                    6.00     4/1/05    1,000,000                    1,000,000
METROPOLITAN TRANSPORTATION AUTHIORITY                    5.625     7/1/25                 1,200,000       1,200,000
MONROE COUNTY NEW YORK                                     7.00     6/1/03       60,000                       60,000
MONROE COUNTY NEW YORK                                     6.00     3/1/16                   675,000         675,000
MONROE COUNTY NEW YORK SERIES B                            7.00     6/1/04                    10,000          10,000
MUNICIPAL ASSISTANCE CORP FOR NEW YORK CITY                4.80     7/1/03    1,000,000                    1,000,000
MUNICIPAL ASSISTANCE CORP FOR NEW YORK CITY                6.00     7/1/05    2,000,000                    2,000,000
NEW YORK CITY MUNICIPAL WATER & SEWER                     5.125    6/15/31                 1,350,000       1,350,000
NEW YORK CITY TRANSITIONAL FINANCE AUTHORITY REV           4.75    11/1/23                 1,500,000       1,500,000
NEW YORK MONEY FUND                                        2.56     1/1/99                   296,000         296,000
NEW YORK  NEW YORK                                         6.25     8/1/08      500,000                      500,000
NEW YORK NEW YORK                                          5.75    3/15/08      415,000                      500,000
NEW YORK NEW YORK                                          5.50    8/15/08      525,000                      500,000
NEW YORK NEW YORK                                          5.75    3/15/08      500,000                      415,000
NEW YORK NEW YORK SERIES G                                 6.75     2/1/09                 1,000,000       1,000,000
NEW YORK NEW YORK CITY TRANSITIONAL FINANCE AUTHORITY      5.00   11/15/19      300,000                      300,000
NEW YORK NEW YORK CITY TRANSITIONAL FINANCE AUTHORITY      5.00    8/15/05    1,225,000                    1,225,000
NEW YORK NEW YORK CITY TRUST CULTURAL RES REV              6.40     1/1/04                   350,000         350,000
NEW YORK NEW YORK SERIES A                                 7.75    8/15/07                   350,000         305,000
NEW YORK NEW YORK SERIES A                                 7.75    8/15/07                    70,000          70,000
NEW YORK NEW YORK SERIES A                                 7.75    8/15/04                    10,000          10,000
NEW YORK NEW YORK SERIES B                                 7.50     2/1/07                   365,000         365,000
NEW YORK NEW YORK SERIES B                                 7.50     2/1/07                   635,000         635,000
NEW YORK NEW YORK SERIES E                                 6.50    2/15/06                 1,200,000       1,200,000
NEW YORK NEW YORK SERIES F                                 8.40   11/15/05                   110,000         110,000
NEW YORK NEW YORK UNREFUNDED BALANCE SERIES F              8.40   11/15/05                    40,000          40,000
NEW YORK STATE DORMITORY AUTHORITY                         3.10     7/1/25                   400,000         400,000
NEW YORK STATE                                             5.50   11/15/10      750,000                      750,000
NEW YORK STATE                                             5.00    6/15/11      500,000                      500,000
NEW YORK STATE                                             5.25    3/15/15    2,250,000                    2,250,000
NEW YORK STATE                                             5.50     7/1/09    1,500,000                    1,500,000
NEW YORK STATE                                             6.00     4/1/07      500,000                      500,000
NEW YORK STATE                                            5.125    6/15/04    1,000,000                    1,000,000
NEW YORK STATE                                             5.50    5/15/09      250,000                      250,000
NEW YORK STATE                                             5.25    6/15/12      500,000                      500,000
NEW YORK STATE                                            5.125    1/15/15      500,000                      500,000
NEW YORK STATE                                             5.00    5/15/15    1,000,000                    1,000,000
NEW YORK STATE                                            5.375    10/1/17      630,000                      630,000
NEW YORK STATE CERTIFICATES OF PARTNERSHIP                4.125     9/1/04      300,000                      300,000
NEW YORK STATE DORM AUTHORITY                             5.875    5/15/11                 1,500,000       1,500,000
NEW YORK STATE DORM AUTHORITY                              5.75     7/1/18                 2,370,000       2,370,000
NEW YORK STATEDORM AUTHORITY                               4.50    8/15/18                 1,650,000       1,650,000
NEW YORK STATE DORMITORY AUTHORITY                         5.50     4/1/08      250,000                      250,000
NEW YORK STATE DORMITORY AUTHORITY                        5.125     8/1/12    1,800,000                    1,800,000
NEW YORK STATE DORMITORY AUTHORITY                         5.00     7/1/13      500,000                      500,000
NEW YORK STATE DORMITORY AUTHORITY                         5.00    8/15/10      500,000                      500,000
NEW YORK STATE DORMITORY AUTHORITY                         5.50     7/1/10      500,000                      500,000
NEW YORK STATE DORMITORY AUTHORITY                         5.20    5/15/03      300,000                      300,000
NEW YORK STATE DORMITORY AUTHORITY                         5.50     7/1/04    1,700,000                    1,700,000
NEW YORK STATE DORMITORY AUTHORITY, OUR LADY OF
   CONSOLATION NURSING HOME                                5.20     8/1/05      205,000                      205,000
NEW YORK STATEDORMITOY AUTHORITY, UNIVERSITY
   OF ROCHESTER                                            5.00     7/1/02      400,000                      400,000
NEW YORK STATE ENVIRONMENTAL FACILITIES CORP               7.50    3/15/11                   250,000         250,000
NEW YORK STATE FACILITIES CORP                             7.20    3/15/11                   200,000         200,000
NEW YORK STATE FACILITIES CORP                             7.00    6/15/12                   150,000         150,000
NEW YORK STATE FACILITIES CORP                             6.00    5/15/02      300,000                      300,000
NEW YORK STATE FACILITIES CORP POLLUTION CONTROL           5.75    6/15/08      500,000                      500,000
NEW YORK STATE FINANCE AGENCY, STATE UNIVERSITY
   CONSTRUCTION                                            6.50    11/1/06      635,000                      635,000
NEW YORK STATE HOUSING FINANCIAL AGENCY REVENUE            7.00    8/15/22                   900,000         900,000
NEW YORK STATE LOCAL GOVERNMENT ASSISTANCE CORP            5.00     4/1/02      600,000                      600,000
NEW YORK STATE LOCAL GOVERNMENT ASSISTANCE CORP            4.80     4/1/05      500,000                      500,000
NEW YORK STATE LOCAL GOVERNMENT ASSISTANCE CORP SERIES A   2.40     4/1/22      600,000                      600,000
NEW YORK STATE MEDICAL CARE FACILITIES FINANCIAL          6.375   11/15/20                 1,945,000       1,945,000
NEW YORK STATE MEDICAL CARE FACILITY                       6.10    8/15/02      480,000                      480,000
NEW YORK STATE MORTGAGE REVENUE - HOMEOWNER MORTGAGE       5.30     4/1/04      500,000                      500,000
NEW YORK STATE MORTGAGE REVENUE - HOMEOWNER MORTGAGE       5.85     4/1/06      500,000                      500,000
NEW YORK STATE THRUWAY AUTHORITY SERVICE CONTRACT,
   HIGHWAY & BRIDGE                                        5.00     4/1/10      500,000                      500,000
NEW YORK STATE THRUWAY AUTHORITY SERVICE CONTRACT,
   HIGHWAY & BRIDGE                                       5.625     4/1/07      750,000                      750,000
NEW YORK STATE THRUWAY HIGHWAY AUTHORITY                   5.50     4/1/07                 1,300,000       1,300,000
NEW YORK STATE URBAN DEVELOPMENT CORP                     5.625     1/1/07      500,000                      500,000
NEW YORK STATE URBAN DEVELOPMENT CORP                      5.00     1/1/12      500,000                      500,000
NEW YORK STATE URBAN DEVELOPMENT CORP                      5.90     1/1/07    1,000,000                    1,000,000
NEW YORK STATE URBAN DEVELOPMENT, REV BONDS                5.50     7/1/16                 2,000,000       2,000,000
NIAGARA NEW YORK FRONTIER TRANSPORTATION                  6.125     4/1/14                 2,400,000       2,400,000
NYS DORM AUTH HIGHER EDUCATION SIENNA COLLEGE              5.00     7/1/10                   350,000         350,000
PORT AUTHORITY OF NEW YORK & NEW JERSEY                    4.75    10/1/08      500,000                      500,000
PORT AUTHORITY OF NEW YORK & NEW JERSEY                    6.10   10/15/02      500,000                      500,000
PORT AUTHORITY OF NEW YORK & NEW JERSEY                    5.10     8/1/01      250,000                      250,000
PORT AUTHORITY OF NEW YORK & NEW JERSEY                    5.30     8/1/03    1,000,000                    1,000,000
PUERTO RICO COMMONWEALTH AQUEDUCT & SEWER AUTHORITY        4.50     7/1/02       77,000                       77,000
PUERTO RICO ELECTRIC AUTHORITY                            5.375     7/1/30                 1,000,000       1,000,000
STATE JOB DEVELOPMENT AUTHORITY SERIES A-1-A-42            3.20     3/1/05                   995,000         995,000
SUFFOLK COUNTY NEW YORK                                    5.00    10/1/13      750,000                      750,000
SUFFOLK COUNTY NEW YORK WATER AUTHORITY WATERWORKS
    REVENUE                                                5.10     6/1/07      500,000                      500,000
TRIBOROUGH BRIDGE & TUNNEL AUTHORITY NEW YORK              5.50     1/1/07      500,000                      500,000
TRIBOROUGH BRIDGE & TUNNEL AUTHORITY NEW YORK              4.60     1/1/05      400,000                      400,000
TRIBOROUGH BRIDGE & TUNNEL AUTHORITY NEW YORK              6.00     1/1/12    1,000,000                    1,000,000
WESTCHESTER COUNTY NEW YORK                                5.25    11/1/11      400,000                      400,000
WESTCHESTER COUNTY NEW YORK                               5.125    11/1/15    1,000,000                    1,000,000


TOTAL INVESTMENTS

                                                                              HSBC New
                                                           BNY Hamilton         York
                                                            Tax-Exempt       Tax-Exempt
                                                               Fund             Fund
                                                           June 30, 2001    June 30, 2001
                                                             SUCCESSOR        SUCCESSOR      Pro Forma
                                                               FUND             FUND         Combined*


           Security Description                               Value            Value          Value
------------------------------------------------------------------------------------------------------
ALBANY COUNTY AIRPORT                                                          765,705         765,705
BETHLEHEM NEW YORK CENTRAL SCHOOL DISTRICT                                     234,074         234,074
BONY SWEEP                                                                         251             251
DREYFUS MUNICIPAL MONEY MARKET FUND                          1,421,853                       1,421,853
DUTCHESS NEW YORK                                            1,089,660                       1,089,660
FEDERATED NEW YORK TAX FREE                                    682,759                         682,759
HEMPSTEAD TOWN NEW YORK  IDA                                   736,190                         736,190
HEMPSTEAD TOWN NEW YORK  IDA                                 1,056,110                       1,056,110
LONG ISLAND POWER AUTHORITY NEW YORK ELECTRIC
   SYSTEMS REVENUE                                           1,097,000                       1,097,000
METROPOLITAN TRANSIT AUTHORITY NEW YORK                      1,098,760                       1,098,760
METROPOLITAN TRANSIT AUTHORITY NEW YORK                      1,088,670                       1,088,670
METROPOLITAN TRANSPORTATION AUTHIORITY                                       1,231,404       1,231,404
MONROE COUNTY NEW YORK                                          61,272                          61,272
MONROE COUNTY NEW YORK                                                         760,253         760,253
MONROE COUNTY NEW YORK SERIES B                                                 10,210          10,210
MUNICIPAL ASSISTANCE CORP FOR NEW YORK CITY                  1,034,580                       1,034,580
MUNICIPAL ASSISTANCE CORP FOR NEW YORK CITY                  2,182,240                       2,182,240
NEW YORK CITY MUNICIPAL WATER & SEWER                                        1,306,814       1,306,814
NEW YORK CITY TRANSITIONAL FINANCE AUTHORITY REV                             1,374,300       1,374,300
NEW YORK MONEY FUND                                                            296,000         296,000
NEW YORK  NEW YORK                                             555,005                         555,005
NEW YORK NEW YORK                                              447,511                         447,511
NEW YORK NEW YORK                                              567,310                         567,310
NEW YORK NEW YORK                                              539,170                         539,170
NEW YORK NEW YORK SERIES G                                                   1,153,390       1,153,390
NEW YORK NEW YORK CITY TRANSITIONAL FINANCE AUTHORITY          315,162                         315,162
NEW YORK NEW YORK CITY TRANSITIONAL FINANCE AUTHORITY        1,293,563                       1,293,563
NEW YORK NEW YORK CITY TRUST CULTURAL RES REV                                  363,472         363,472
NEW YORK NEW YORK SERIES A                                                     311,304         311,304
NEW YORK NEW YORK SERIES A                                                      71,373          71,373
NEW YORK NEW YORK SERIES A                                                      10,200          10,200
NEW YORK NEW YORK SERIES B                                                     380,542         380,542
NEW YORK NEW YORK SERIES B                                                     658,508         658,508
NEW YORK NEW YORK SERIES E                                                   1,331,520       1,331,520
NEW YORK NEW YORK SERIES F                                                     113,917         113,917
NEW YORK NEW YORK UNREFUNDED BALANCE SERIES F                                   41,335          41,335
NEW YORK STATE DORMITORY AUTHORITY                                             400,000         400,000
NEW YORK STATE                                                 786,165                         786,165
NEW YORK STATE                                                 523,835                         523,835
NEW YORK STATE                                               2,328,143                       2,328,143
NEW YORK STATE                                               1,635,675                       1,635,675
NEW YORK STATE                                                 550,115                         550,115
NEW YORK STATE                                               1,049,920                       1,049,920
NEW YORK STATE                                                 270,018                         270,018
NEW YORK STATE                                                 526,215                         526,215
NEW YORK STATE                                                 507,620                         507,620
NEW YORK STATE                                               1,016,870                       1,016,870
NEW YORK STATE                                                 636,691                         636,691
NEW YORK STATE CERTIFICATES OF PARTNERSHIP                     306,024                         306,024
NEW YORK STATE DORM AUTHORITY                                                1,680,480       1,680,480
NEW YORK STATE DORM AUTHORITY                                                2,600,483       2,600,483
NEW YORK STATEDORM AUTHORITY                                                 1,528,907       1,528,907
NEW YORK STATE DORMITORY AUTHORITY                             269,535                         269,535
NEW YORK STATE DORMITORY AUTHORITY                           1,876,734                       1,876,734
NEW YORK STATE DORMITORY AUTHORITY                             515,085                         515,085
NEW YORK STATE DORMITORY AUTHORITY                             519,280                         519,280
NEW YORK STATE DORMITORY AUTHORITY                             542,080                         542,080
NEW YORK STATE DORMITORY AUTHORITY                             311,118                         311,118
NEW YORK STATE DORMITORY AUTHORITY                           1,802,816                       1,802,816
NEW YORK STATE DORMITORY AUTHORITY, OUR LADY OF
   CONSOLATION NURSING HOME                                    208,571                         208,571
NEW YORK STATEDORMITOY AUTHORITY, UNIVERSITY
   OF ROCHESTER                                                408,824                         408,824
NEW YORK STATE ENVIRONMENTAL FACILITIES CORP                                   252,218         252,218
NEW YORK STATE FACILITIES CORP                                                 202,460         202,460
NEW YORK STATE FACILITIES CORP                                                 153,377         153,377
NEW YORK STATE FACILITIES CORP                                 308,826                         308,826
NEW YORK STATE FACILITIES CORP POLLUTION CONTROL               552,060                         552,060
NEW YORK STATE FINANCE AGENCY, STATE UNIVERSITY
   CONSTRUCTION                                                687,445                         687,445
NEW YORK STATE HOUSING FINANCIAL AGENCY REVENUE                                936,090         936,090
NEW YORK STATE LOCAL GOVERNMENT ASSISTANCE CORP                610,542                         610,542
NEW YORK STATE LOCAL GOVERNMENT ASSISTANCE CORP                521,410                         521,410
NEW YORK STATE LOCAL GOVERNMENT ASSISTANCE CORP SERIES A       600,000                         600,000
NEW YORK STATE MEDICAL CARE FACILITIES FINANCIAL                             2,074,323       2,074,323
NEW YORK STATE MEDICAL CARE FACILITY                           497,088                         497,088
NEW YORK STATE MORTGAGE REVENUE - HOMEOWNER MORTGAGE           520,690                         520,690
NEW YORK STATE MORTGAGE REVENUE - HOMEOWNER MORTGAGE           532,865                         532,865
NEW YORK STATE THRUWAY AUTHORITY SERVICE CONTRACT,
   HIGHWAY & BRIDGE                                            526,770                         526,770
NEW YORK STATE THRUWAY AUTHORITY SERVICE CONTRACT,
   HIGHWAY & BRIDGE                                            812,055                         812,055
NEW YORK STATE THRUWAY HIGHWAY AUTHORITY                                     1,404,559       1,404,559
NEW YORK STATE URBAN DEVELOPMENT CORP                          523,810                         523,810
NEW YORK STATE URBAN DEVELOPMENT CORP                          512,885                         512,885
NEW YORK STATE URBAN DEVELOPMENT CORP                        1,045,820                       1,045,820
NEW YORK STATE URBAN DEVELOPMENT, REV BONDS                                  2,075,820       2,075,080
NIAGARA NEW YORK FRONTIER TRANSPORTATION                                     2,535,984       2,535,984
NYS DORM AUTH HIGHER EDUCATION SIENNA COLLEGE                                  368,372         368,372
PORT AUTHORITY OF NEW YORK & NEW JERSEY                        522,745                         522,745
PORT AUTHORITY OF NEW YORK & NEW JERSEY                        517,665                         517,665
PORT AUTHORITY OF NEW YORK & NEW JERSEY                        250,538                         250,538
PORT AUTHORITY OF NEW YORK & NEW JERSEY                      1,033,350                       1,033,350
PUERTO RICO COMMONWEALTH AQUEDUCT & SEWER AUTHORITY             77,630                          77,630
PUERTO RICO ELECTRIC AUTHORITY                                               1,010,660       1,010,660
STATE JOB DEVELOPMENT AUTHORITY SERIES A-1-A-42                                995,000         995,000
SUFFOLK COUNTY NEW YORK                                        771,210                         771,210
SUFFOLK COUNTY NEW YORK WATER AUTHORITY WATERWORKS
    REVENUE                                                    531,985                         531,985
TRIBOROUGH BRIDGE & TUNNEL AUTHORITY NEW YORK                  539,295                         539,295
TRIBOROUGH BRIDGE & TUNNEL AUTHORITY NEW YORK                  413,996                         413,996
TRIBOROUGH BRIDGE & TUNNEL AUTHORITY NEW YORK                1,135,240                       1,135,240
WESTCHESTER COUNTY NEW YORK                                    429,268                         429,268
WESTCHESTER COUNTY NEW YORK                                  1,026,440                       1,026,440

                                                            -------------------------------------------
TOTAL INVESTMENTS                                           47,359,774      28,632,561      75,992,335
                                                            ===========================================

* Management does not anticipate having to dispose of any security positions as a result of the reorganization.

See Notes to Pro Forma Financial Statements.

BNY Hamilton Intermediate New York Tax-Exempt Fund
HSBC New York Tax-Free Bond Fund
Proforma Statement of Operations
For the 12 Months Ended June 30, 2001 (unaudited)

                                                  BNY Hamilton
                                               ntermediate New York         HSBC New York
                                                 Tax-Exempt Fund          Tax-Free Bond Fund       Adjustments     Combined
                                               ---------------------  ------------------------  --------------- ---------------
Investment income:
  Interest                                        $       1,991,587           $     1,512,811                       $ 3,504,398
  Dividend                                                        -                    13,830                            13,830
                                               ---------------------  ------------------------  --------------  ---------------
                                                          1,991,587                 1,526,641                -        3,518,228
                                               ---------------------  ------------------------  --------------  ---------------

Expenses:
  Advisory                                                  212,297                   122,452           13,606          348,355
  Administration                                             84,919                    40,817           13,606          139,342
  Accounting Services                                        59,727                     2,450           (2,450)          59,727
  Transfer Agent                                             40,231                    90,684          (50,453)          80,462
  Audit                                                      20,285                         -                            20,285
  12b-1 - Investor Shares                                    19,523                         -           68,030           87,553
  12b-1 - Class A                                                 -                    45,560          (45,560)               -
  12b-1 - Class B                                                 -                     6,483           (6,483)               -
  12b-1 - Class C                                                 -                     1,047           (1,047)               -
  Custodian                                                  11,462                     4,155                            15,617
  Registration and filings                                    9,845                         -                             9,845
  Directors                                                   7,734                         -                             7,734
  Reports to shareholders                                     1,675                         -                             1,675
  Legal                                                       1,230                    57,176          (57,176)           1,230
  Cash Management                                             1,225                         -                             1,225
  Service organization - Class B                                  -                     4,322           (4,322)               -
  Service organization - Class C                                  -                       698             (698)               -
  Other expenses                                             11,934                    49,615          (37,681)          23,868
                                               ---------------------  ------------------------  --------------- ---------------
                                                            482,087                   425,459         (110,628)         796,918
  Less: fee waivers and reimbursements from
investment adviser                                         (127,134)                  (70,536)          37,429         (160,241)
                                              ---------------------  ------------------------  --------------- ----------------
  Net expenses                                              354,953                   354,923          (73,199)         636,677
                                               ---------------------  ------------------------  --------------  ---------------
  Net investment income                                   1,636,634                 1,171,718          (73,199)       2,735,153
                                               ---------------------  ------------------------  --------------  ---------------
Realized and unrealized gains (losses) from
investment transactions:
  Net realized gains (losses) from investment
transactions                                                405,922                     9,797                -          415,719
  Net change in unrealized appreciation
(depreciation) of investments                             1,565,787                   931,897                -        2,497,684
                                               ---------------------  ------------------------  --------------  ---------------
Net realized and unrealized gains (losses) from
investment activities                                     1,971,709                   941,694                -        2,913,403
                                               ---------------------  ------------------------  --------------  ---------------
Net increase (decrease) in net assets resulting
from operations                                   $       3,608,343           $     2,113,412      $   (73,199)       5,648,556
                                               =====================  ========================  ==============  ===============


                   See Notes to Pro Forma Financial Statements

NOTES TO PRO FORMA FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Basis of Combination:

        At a special meeting of the Board of Directors of BNY Hamilton Intermediate New York Tax-Exempt Fund ( the "Fund") held on October 17, 2001 and at a special meeting of the Board of Directors of HSBC New York Tax-Free Bond Fund held on September 29, 2001, the Boards of Directors each approved an Agreement and Plan of Reorganization pursuant to which, subject to approval by the shareholders of HSBC New York Tax-Free Bond Fund, HSBC New York Tax-Free Bond Fund will transfer all of its assets, subject to its liabilities, to the Fund, in exchange for a number of shares of the Fund equal in value to the net assets of HSBC New York Tax-Free Bond Fund (the "Exchange"). Shares of the Fund then will be distributed to HSBC New York Tax-Free Bond Fund shareholders on a pro rata basis in liquidation of HSBC New York Tax-Free Bond Fund.

        The Exchange will be accounted for as a tax-free merger of investment companies. The unaudited pro forma statement of investments and statement of assets and liabilities reflect the financial position of the Fund and HSBC New York Tax-Free Bond Fund at June 30, 2001. The unaudited pro forma statement of operations reflects the results of operations of the Fund and HSBC New York Tax-Free Bond Fund for the twelve months ended June 30, 2001. These statements have been derived from the Funds' respective books and records utilized in calculating daily net asset value at the dates indicated above under generally accepted accounting principles. The historical cost of investment securities will be carried forward to the surviving entity and results of operations of the Fund for pre-combination periods will not be restated. The fiscal year ends are December 31 for the Fund and HSBC New York Tax-Free Bond Fund.

        The pro forma statements of investments, assets and liabilities and operations should be read in conjunction with the historical financial statements of the Funds included or incorporated by reference in the respective Statements of Additional Information. The pro forma combined financial statements are presented for information purposes only and may not necessarily be representative of what the actual combined financial statements would have been had the reorganization occurred at July 1, 2000.

NOTE 2--Portfolio Valuation:

         Investments in securities are valued each business day by an independent pricing service ("Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgement of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

NOTE 3--Capital Shares:

        The pro forma net asset value per share assumes 2,678,378 additional shares of Common Stock of the Fund were issued in connection with the proposed acquisition by the Fund of HSBC New York Tax-Free Bond Fund as of June 30, 2001. The pro forma number of shares that would be issuable was calculated by dividing the net asset value of HSBC New York Tax-Free Bond Fund at June 30, 2001 by the net asset value per share of the Fund shares at June 30, 2001 of $10.68. This ratio was then applied to the June 30, 2001 shares of HSBC New York Tax-Free Bond Fund. The pro forma combined number of Investor Class shares outstanding of 3,338,603 consists of the 2,678,378 shares issuable to HSBC New York Tax-Free Bond Fund as a result of the merger and the 660,225 Investor Class shares of the Fund outstanding at June 30, 2001.

NOTE 4--Pro Forma Operating Expenses:

        The accompanying pro forma financial statements reflect estimated changes in fund expenses as if the merger had taken place on July 1, 2000. Although it is anticipated that there will be an elimination of certain duplicative expenses as a result of the Exchange, the actual amount of such expenses may differ from the estimates because it is not possible to predict the cost of future operations.

NOTE 5--Merger Costs:

        Merger costs are estimated at approximately $250,000 and are not included in the pro forma statement of operations since these costs will be paid by The Bank of New York. These costs represent the estimated expenses of the Funds carrying out their obligations under the Exchange and consist of management's estimate of legal fees, accounting fees, printing costs and mailing charges related to the Exchange.

NOTE 6--Federal Income Taxes:

        The Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code. After the Exchange, the Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, Federal income taxes.

        The identified cost of investments for the Funds is substantially the same for both financial accounting and Federal income tax purposes. The tax cost of investments will remain unchanged for the combined entity.

                                     PART C

                                OTHER INFORMATION

Item 15.  INDEMNIFICATION

         Reference is made to Article VI of Registrant's Bylaws and the Distribution Agreement.

         Registrant, its Directors and officers, the other investment companies administered by the Administrator, and persons affiliated with them are insured against certain expenses in connection with the defense of actions, suits, or proceedings, and certain liabilities that might be imposed as a result of such actions, suits or proceedings.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Directors, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such Director, officers or controlling person or principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 16.  EXHIBITS

    EXHIBIT
    NUMBER                            DESCRIPTION
    -------      ---------------------------------------------------------------
      (1)       (a)  Articles of Incorporation of Registrant.*

                (b)  Articles of Amendment, dated June 29, 1992.*

                (c)  Articles Supplementary, dated  June 29, 1994.*

                (d)  Articles Supplementary, dated August 15, 1995.*

                (e)  Articles of Amendment, dated January 22, 1997.*

                (f)  Articles Supplementary, dated January 22, 1997.*

                (g)  Articles Supplementary, dated April 28, 1999.*

                (h)  Form of Articles Supplementary, dated September 17, 1999.*

                (i)  Articles Supplementary, dated February 15, 2000.*

                (j)  Articles Supplementary, dated February 26, 2001.*

                (k)  Articles Supplementary, dated April 2, 2001.*

    EXHIBIT
    NUMBER                            DESCRIPTION
    -------      ---------------------------------------------------------------
      (l)                Articles Supplementary, dated October [ ], 2001.**

      (2)                By-Laws of Registrant.*

      (3)                Not Applicable.

      (4) A copy of the form of Agreement and Plan of Reorganization is filed in Registrant's Form N-14 as Appendix A of the Joint Proxy Statement/ Prospectus.***

      (5)           (a)  Form of specimen stock certificate of common stock of
                         BNY Hamilton Intermediate New York Tax-Exempt Fund.*

                    (b) Form of specimen stock certificate of common stock of BNY Hamilton Equity Income Fund.*

      (6)           (a)  Investment Advisory Agreement between BNY Hamilton
                         Intermediate New York Tax-Exempt Fund and The Bank of New York.*

                    (b) Investment Advisory Agreement between BNY Hamilton Equity Income Fund and The Bank of New York.*

                    (c) Investment Advisory Agreement between BNY Hamilton Intermediate Investment Grade Fund and The Bank of New York.*

      (7)           (a)  Distribution Agreements between Registrant and BNY
                         Hamilton Distributors, Inc.*

                    (b) Supplement to Distribution Agreements between Registrant and BNY Hamilton Distributors, Inc.*

      (8)                None.

      (9)           (a)  Custody Agreement between Registrant and The Bank of
                         New York.*

                    (b) Cash Management and Related Services Agreement between each series of Registrant and The Bank of New York.*

                    (c) Supplement to Custody Agreement between Registrant and The Bank of New York.*

                    (d) Supplement to Cash Management and Related Services Agreement between Registrant and The Bank of New York.*

                    (e) Additional Supplement to Custody Agreement between Registrant and The Bank of New York.*

                    (f) Additional Supplement to Cash Management and Related Services Agreement between Registrant and The Bank of New York.*

                    (g) Additional Supplement to Custody Agreement between Registrant and The Bank of New York.*

                    (h) Additional Supplement to Cash Management and Related Services Agreement between Registrant and The Bank of New York.*

    EXHIBIT
    NUMBER                                 DESCRIPTION
    -------      ---------------------------------------------------------------

                         between Registrant and The Bank of New York.*

      (10)          (a)  Rule 12(b)-1 Plan of BNY Hamilton Intermediate New York
                         Tax-Exempt Fund.*

                    (b)  Rule 12(b)-1 Plan of BNY Hamilton Equity Income Fund.*

                    (c) Rule 12(b)-1 Plan of BNY Hamilton Intermediate Investment Grade Fund - Investor Shares.*

      (11) Opinion and Consent of counsel to the Registrant as to the legality of the securities being registered.**

      (12) Opinion and Consent of Sullivan & Cromwell regarding certain tax matters in connection with the Successor Fund.**

      (13)          (a)  Administration Agreement between Registrant and BNY
                         Hamilton Distributors, Inc.*

                    (b) Fund Accounting Services Agreement between Registrant and The Bank of New York.*

                    (c) Form of Transfer Agency Agreement between Registrant and BISYS Fund Services, Inc.*

                    (d)  Form of Shareholder Servicing Agreement.*

                    (e) Supplement to Administration Agreement between Registrant and BNY Hamilton Distributors, Inc.*

                    (f) Supplement to Fund Accounting Services Agreement between Registrant and The Bank of New York.*

                    (g) Updated Transfer Agency Agreement between Registrant and BISYS Fund Services, Inc.*

                    (h)  Revised Rule 18f-3 Plan of BNY Hamilton Funds, Inc.*

                    (i) Supplement to Form of Sub-Administration Agreement between BNY Hamilton Distributors, Inc. and The Bank of New York.*

                    (j) Supplement to Administration Agreement between Registrant and BNY Hamilton Distributors, Inc.*

                    (k) Supplement to Fund Accounting Services Agreement between Registrant and The Bank of New York.*

                    (l) Supplement to Transfer Agency Agreement between Registrant and BISYS Fund Services, Inc.*

                    (m) Supplement to Sub-Administration Agreement between BNY Hamilton Distributors, Inc. and The Bank of New York.*

    EXHIBIT
    NUMBER                        DESCRIPTION
    -------  ---------------------------------------------------------------
     (14)         Consent of Ernst & Young LLP.***

     (15)         Financial Statements - None

     (16) Powers of Attorney (included as part of Signature Page to this Registration Statement)***

     (17)    (a)  Form of Proxy for Fixed Income Fund.***

             (b)  Form of Proxy for Growth and Income Fund.***

             (c)  Form of Proxy for New York Tax-Free Bond Fund.***

________________

*      Previously filed with the Securities and Exchange Commission.
**     To be filed by amendment.
***    Filed herewith.

Item 17.  UNDERTAKINGS

         (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act 17 CFR 230.145(c), the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

         (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES

         As required by the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in the City of New York and State of New York, on the 19th day of November, 2001.

                                            BNY HAMILTON FUNDS, INC.


                                            By: /s/ William J. Tomko
                                                -----------------------
                                                William J. Tomko
                                                President

         Each person whose signature appears below, hereby makes, constitutes and appoints Mick Grunewald as his agent and attorney-in-fact for the purpose of executing in his name, in his capacity as a Director of BNY Hamilton Funds, Inc. this registration statement on Form N-14 (including amendments thereto) to be filed with the United States Securities and Exchange Commission.

         As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the date indicated.

SIGNATURE                                                          TITLE                              DATE
---------                                                          -----                              ----
/s/ Edward L. Gardner                                    Director and Chairman of               November 19, 2001
-------------------------------------------
Edward L. Gardner                                         the Board of Directors

/s/ Stephen Stamas                                               Director                       November 19, 2001
-------------------------------------------
Stephen Stamas

/s/ James E. Quinn                                               Director                       November 19, 2001
-------------------------------------------
James E. Quinn

/s/ Karen Osar                                                   Director                       November 19, 2001
-------------------------------------------
Karen Osar

/s/ Jim Kelly                                                    Director                       November 19, 2001
-------------------------------------------
Jim Kelly

                                  EXHIBIT INDEX

    EXHIBIT
     NUMBER                            DESCRIPTION
     ------         -------------------------------------------------------

      (14)          Consent of Ernst &Young LLP

      (17)          (a)  Form of Proxy for Fixed Income Fund.

                    (b)  Form of Proxy for Growth and Income Fund.

                    (c)  Form of Proxy for New York Tax-Free Bond Fund.